SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            SCHEDULE 14A INFORMATION
                  Proxy Statement Pursuant to Section 14(a) of
              the Securities Exchange Act of 1934 (Amendment No. )
Filed by the Registrant     |X|
Filed by a Party other than the Registrant     |_|

Check the appropriate box:

|X|     Preliminary Proxy Statement
|_|     Confidential, for Use of the Commission Only
        (as permitted by Rule 14a-6(e)(2))
|_|     Definitive Proxy Statement
|_|     Definitive Additional Materials
|_|     Soliciting Material Pursuant to Rule 14a-12

                           CASTLEPOINT HOLDINGS, LTD.

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                (Name of Registrant as Specified In Its Charter)


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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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        Rule 0-11(a)(2) and identify the filing for which the offsetting fee was
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

                                                     Michael H. Lee
                                                     Chairman of the Board & CEO



                                                     June 29, 2007


Dear Member of CastlePoint Holdings, Ltd.:

     You are cordially invited to attend the Annual General Meeting of Members of CastlePoint Holdings, Ltd. (the "Company") at Richmond House, Second Floor, Par-la-Ville Road,, Hamilton, Bermuda, on Monday, July 30, 2007, at 2 P.M. (Bermuda time).

     At the meeting, members will vote on ten scheduled items of business. The items and the votes the Board of Directors recommends are:

                      Item                                      Recommended Vote
                      ----                                      ----------------

         1.   Election of Robert S. Smith as a Class A Director;        FOR
         2.   Approval of 1,000,000 additional shares for our 2006
              Long-Term Equity Plan;                                    FOR
         3.   Amendment of our Bye-laws to authorize the board to
              determine the number of authorized directors;             FOR
         4.   Reclassification of terms of our Board of Directors;      FOR
         5.   Reduction of share premium and credit of contributed
              surplus account with the difference;                      FOR
         6.   Ratification of PricewaterhouseCoopers as the
              Company's independent auditors and authorize the Board
              of Directors to set the auditors' remuneration;           FOR
         7.   Authorization of CastlePoint Reinsurance Company, Ltd.
              Board of Directors;                                       FOR
         8.   Authorization of CastlePoint Bermuda Holdings, Ltd.
              Board of Directors;                                       FOR
         9.   Authorization of the ratification of CastlePoint
              Reinsurance Company, Ltd. Auditors; and                   FOR
         10.  Authorization of the ratification of CastlePoint
              Bermuda Holdings, Ltd. Auditors.                          FOR

     In addition, we will transact such other business as may be properly brought before the meeting. We also will discuss the Company's 2006 operations and will be pleased to answer your questions about the Company. Enclosed with this proxy statement are your proxy card and the 2006 Annual Report, which includes financial statements for the period ended December 31, 2006 and the independent auditor's report thereon.

     We look forward to seeing you on July 30, 2007. Whether or not you plan to attend the meeting in person, it is important that you complete and return the enclosed proxy card in the envelope provided in order that your shares can be voted at the meeting as you have instructed.



                                                 Sincerely,


                                                 Michael H. Lee
                                                 Chairman of the Board & CEO

                                                            Dawna Ferguson
                                                            Secretary





                           CASTLEPOINT HOLDINGS, LTD.

                   NOTICE OF ANNUAL GENERAL MEETING OF MEMBERS
                            TO BE HELD JULY 30, 2007


To the Members of CASTLEPOINT HOLDINGS, LTD:

         The Annual General Meeting of Members (the "Annual Meeting") of CASTLEPOINT HOLDINGS, LTD. (the "Company") will be held at 2:00 p.m., July 30, 2007, at Richmond House, Par-la-Ville Road, Hamilton, Bermuda, for the following purposes:

          1.   To elect Robert S. Smith as a Class A Director;

          2. To approve 1,000,000 additional shares for 2006 Long-Term Equity Plan;

          3. To amend our Bye-laws to authorize the directors to determine the number of authorized Directors;

          4.   To reclassify the terms of our Board of Directors;

          5. To reduce share premium and credit the Company's contributed surplus account with the difference;

          6. To ratify the selection of PricewaterhouseCoopers as the Company's independent auditors and authorize the Board to set the auditors' remuneration;

          7. To authorize the election of directors of CastlePoint Reinsurance Company, Ltd., a wholly-owned subsidiary of the Company, which we refer to as CastlePoint Re, to serve until the next annual general meeting of the shareholders of CastlePoint Re.

          8. To authorize the ratification of the appointment of PricewaterhouseCoopers as CastlePoint Re's independent auditors and to authorize the board of CastlePoint Re to set the auditors' remuneration;

          9. To authorize the election of directors of CastlePoint Bermuda Holdings, Ltd., a wholly-owned subsidiary of the Company, which we refer to as CastlePoint Bermuda Holdings, to serve until the next annual general meeting of the shareholders of CastlePoint Bermuda Holdings;

          10. To authorize the ratification of the appointment of PricewaterhouseCoopers as CastlePoint Bermuda Holdings' independent auditors and to authorize the board of CastlePoint Bermuda Holdings to set the auditors' remuneration; and

          11. To transact such other business as may properly be brought before the meeting and any adjournment or postponement thereof.

         Your Board recommends that you cast your vote: to elect the nominated director; to approve the additional shares for the 2006 Long-Term Equity Plan; to approve the amendment to the bye-laws permitting the directors to establish the number of Authorized Directors; to approve the reclassification of terms of directors; to approve the reduction of share premium; to ratify the appointment of PricewaterhouseCoopers as the Company's auditors; to approve the authorization of the election of CastlePoint Re's directors; to approve the authorization of the ratification of the appointment of PricewaterhouseCoopers as CastlePoint Re's auditors; to approve the authorization of the election of CastlePoint Bermuda Holdings directors; and to approve the authorization of the ratification of the appointment of PricewaterhouseCoopers as CastlePoint Bermuda Holdings auditors.

         The Board of Directors has fixed the close of business on June 12, 2007, as the record date for determining the members entitled to vote at the Annual Meeting and any adjournment or postponement thereof.

         For further information on the individual nominated as a director, please read the proxy statement that follows.

         This notice, the proxy statement, the proxy card and the 2006 Annual Report to Members (the "2006 Annual Report") are being distributed to shareholders on or about June 29, 2007.

                                             By Order of the Board of Directors,

                                             Dawna Ferguson


                                Table of Contents

ANNUAL GENERAL MEETING OF MEMBERS..................................................................................1

   PURPOSE OF PROXY STATEMENT......................................................................................1
       MATTERS TO BE VOTED UPON....................................................................................1
   VOTING PROCEDURES...............................................................................................1
   OTHER INFORMATION...............................................................................................3

BOARD OF DIRECTORS.................................................................................................4

   CORPORATE GOVERNANCE PRACTICES..................................................................................4
   AUDIT COMMITTEE REPORT..........................................................................................7
   AUDIT FEES   8
   COMPENSATION COMMITTEE REPORT...................................................................................8
   BOARD COMMITTEES................................................................................................9
   BOARD AND COMMITTEE MEETINGS...................................................................................11
   DIRECTOR NOMINATION PROCEDURES.................................................................................12
   SECURITY HOLDER COMMUNICATION PROCESS..........................................................................13

SHAREHOLDER ACTIONS...............................................................................................14

   ITEM 1.      ELECTION OF DIRECTORS.............................................................................14
   EXECUTIVE OFFICERS.............................................................................................16
   ITEM 2       APPROVAL OF ADDITIONAL SHARES FOR THE LONG-TERM EQUITY PLAN.......................................17
   ITEM 3       AMENDMENT OF BYE-LAWS TO ALLOW FOR  THE NUMBER OF DIRECTORS TO BE SET BY THE
                BOARD OF DIRECTORS................................................................................21
   ITEM 4       RECLASSIFICATION OF TERMS OF DIRECTORS............................................................22
   ITEM 5       REDUCTION OF SHARE PREMIUM AND CORRESPONDING CREDIT OF CONTRIBUTED SURPLUS........................22
   ITEM 6       RATIFICATION OF INDEPENDENT AUDITORS..............................................................23
   ITEM 7       AUTHORIZATION OF THE ELECTION OF DIRECTORS OF CASTLEPOINT RE......................................23
   ITEM 8       AUTHORIZATION OF THE RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS
                AS CASTLEPOINT RE'S INDEPENDENT AUDITORS AND AUTHORIZATION OF THE BOARD OF
                CASTLEPOINT RE TO SET THE AUDITORS' REMUNERATION..................................................24
   ITEM 9       AUTHORIZATION OF THE ELECTION OF DIRECTORS OF CASTLEPOINT BERMUDA HOLDINGS........................24
   ITEM 10      AUTHORIZATION OF THE RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS
                AS CASTLEPOINT BERMUDA HOLDINGS' INDEPENDENT AUDITORS AND AUTHORIZATION OF THE
                BOARD OF CASTLEPOINT BERMUDA HOLDINGS TO SET THE AUDITORS' REMUNERATION...........................24

OWNERSHIP OF COMMON SHARES........................................................................................25

   PRINCIPAL SHAREHOLDERS.........................................................................................25

SHARE PERFORMANCE CHART...........................................................................................27

EXECUTIVE COMPENSATION............................................................................................27

   COMPENSATION DISCUSSION AND ANALYSIS...........................................................................27

   SUMMARY COMPENSATION TABLE FOR 2006............................................................................32


   GRANTS OF PLAN-BASED AWARDS IN 2006............................................................................33
   GRANTS OF PLAN-BASED AWARDS IN 2007............................................................................34
   OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END 2006..............................................................34
   OPTION EXERCISES AND STOCK VESTED AS OF YEAR END 2006..........................................................35
   PENSION BENEFITS...............................................................................................35
   BASE SALARIES FOR 2007.........................................................................................35
   NONQUALIFIED DEFERRED COMPENSATION.............................................................................35
   NON-EMPLOYEE DIRECTOR COMPENSATION.............................................................................35
   DIRECTOR COMPENSATION FOR 2006.................................................................................36
   OTHER POST-EMPLOYMENT PAYMENTS.................................................................................36
   EMPLOYMENT AGREEMENTS..........................................................................................37
   COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION....................................................43

RELATED PARTY TRANSACTIONS WITH TOWER GROUP, INC..................................................................44

SECTION 16 REPORTING COMPLIANCE...................................................................................47


                        ANNUAL GENERAL MEETING OF MEMBERS


Purpose of Proxy Statement

         The Board of Directors (the "Board") of CastlePoint Holdings Ltd. (the "Company", "CastlePoint Holdings") is soliciting your proxy for voting at the Annual General Meeting of Members (the "Annual Meeting") to be held July 30, 2007, at Richmond House, Par-la-Ville Road, Hamilton, Bermuda. Under Bermuda law, the term "members" is equivalent to "shareholders" under U.S. law and these terms are used interchangeably in this proxy statement. This proxy statement is being distributed to members on or about June 29, 2007. In addition, a copy of the Company's 2006 Annual Report to Members (the "2006 Annual Report") is enclosed with this proxy statement, which includes the financial statements for the period ended December 31, 2006 and the Company's independent auditor's report thereon.

Matters to be voted upon

         At the Annual Meeting, members will elect one Class A director to serve until the annual general meeting in 2010. The Board has nominated Robert A. Smith to serve in this capacity. Members will also vote to approve reservation of additional shares for our 2006 Long-Term Equity Plan, to amend the Bye-laws of the Company to permit the directors to establish the number of authorized directors, to approve the reclassification of the terms of the existing directors, to approve a reduction of the Company's share premium account and corresponding credit of the Company's contributed surplus account, to ratify the appointment of PricewaterhouseCoopers as the Company's independent auditors and set their remuneration, to approve the authorization of the election of the directors of our wholly owned Bermuda subsidiaries, CastlePoint Reinsurance Company, Ltd. ("CastlePoint Re") and CastlePoint Bermuda Holdings, Ltd. ("CastlePoint Bermuda"), and to approve the authorization of the ratification of the appointment of PricewaterhouseCoopers as the auditors of CastlePoint Re and CastlePoint Bermuda and set their remuneration. Please see page 14 et seq. for information on these matters.

         The Board knows of no other matters to be presented for shareholder action at the meeting. If other matters are properly presented at the meeting, your signed and dated proxy card authorizes any of Gregory T. Doyle, Joel Weiner, or Dawna Ferguson to vote your shares in accordance with his or her best judgment.

Voting Procedures

Who May Vote

         Members as of the close of business on June 12, 2007 (the "Record Date") are entitled to vote at the Annual Meeting and any adjournment or postponement thereof. Each common share is entitled to one vote on each matter presented to the members.

         How to Vote

         Members may vote:

           o    In person at the meeting, or

           o    By mail, by completing and returning the proxy card.

Vote Needed for Election of Directors and Approval of Plan

         All matters to be voted upon by members will be approved if they receive affirmative votes representing a majority of all shares present and entitled to vote.

Quorum to Transact Business

         The holders of a majority of the issued and outstanding common shares of the Company, present in person or represented by proxy will constitute a quorum for the transaction of business at the Annual Meeting. As of the Record Date, 38,282,320 of our common shares were issued and outstanding. If you attend in person and indicate your presence, or mail in a properly signed and dated proxy card, you will be part of the quorum.

Voting of Shares via Proxy

         If you have submitted a properly executed proxy by mail and are part of the quorum, your shares will be voted as you indicate. If you sign, date and mail in your proxy card without indicating how it should be voted on the matters to be voted upon by the members at the meeting set forth in this proxy statement, your shares will be voted in favor of such items. If you sign, date and mail your proxy card and withhold voting for any of the nominated directors (as explained on the proxy card), your vote will be recorded as being withheld. A proxy card marked "abstain" regarding approval of any other item to be voted upon included in this proxy statement will not be voted on that item, but will be included as present and entitled to vote for determining whether the item has been approved. Broker non-votes are not so included in determining whether a quorum is present. A broker non-vote occurs when a broker votes on some matters on the proxy card, but not on others because the broker does not have authority to do so.

Revocation of Proxy

         If you later decide to revoke or change your proxy, you may do so by:
(1) sending a written statement to that effect to the Secretary of the Company;
(2) submitting a properly signed proxy with a later date; or (3) voting in person at the Annual Meeting.

Substantial Owners of Shares

         Tower Group, Inc. ("Tower") owned 2,555,000 shares of our common stock, representing 6.3% of our outstanding shares as of the Record Date, and held warrants to purchase 1,127,000 additional shares as of the Record Date, or 9.0% of our outstanding shares. Michael Lee, who is Chairman and CEO of Tower, either directly or indirectly through trusts of which he or his wife is the trustee, beneficially owns 924,138, or 2.4% of our outstanding shares. Our other significant shareholders, who we define as shareholders who beneficially own more than 5% of our shares, are Omega Advisors, Northwestern Mutual Life Insurance Co., and UST. Please see the chart on page 25 for more details.

Duplicate Proxy Statements and Cards

         You may receive more than one proxy statement, proxy card or Annual Report. This duplication will occur if your shares are registered in different names or your shares are in more than one type of account maintained by the Bank of New York, our transfer agent. To have all your shares voted, please sign and return all the proxy cards you receive. If you wish to have your accounts registered in the same name(s) and address, please call the Bank of New York at [______________].

Other Information

Shareholder Proposals

         An eligible shareholder who wants to have a qualified proposal considered for inclusion in the proxy statement for the 2008 Annual General Meeting of Members (the "2008 Annual Meeting") must notify the Secretary of the Company. The proposal must be received at the Company's offices no later than November 30, 2007. Under the Company's Bye-laws, a shareholder must have been a registered or beneficial owner of at least one percent of the Company's outstanding common shares or shares with a market value of $2,000 for at least one year before submitting the proposal and the shareholder must continue to own such shares through the date the 2008 Annual Meeting is held. A shareholder who has not timely submitted a proposal for inclusion in the proxy statement and who plans to present a proposal at the Annual Meeting in 2007 must provide notice of the matter to the Secretary of the Company by July 10, 2007, or else the persons authorized under management proxies will have discretionary authority to vote and act according to their best judgment on the matter raised by the shareholder.

Expenses of Solicitation

         The Company will pay the cost of the preparation and mailing of this proxy statement and related proxy-soliciting material. In addition to the use of the mail, proxies may be solicited personally, by telephone or by other electronic means by Company officers and employees, who will not receive additional compensation for this. The Company will pay all costs of solicitation, including certain expenses of brokers and nominees who mail proxy material to their customers or principals.

                               BOARD OF DIRECTORS

Corporate Governance Practices

         We have adopted corporate governance guidelines which are available on our website (www.castlepoint.bm). Information on our website is not incorporated by reference into this proxy statement.

         Our corporate governance guidelines include:

Board Size, Composition and Independence


         The Board presently consists of 5 directors comprised of three independent non-employee directors and two employee directors. Our two employee directors are Michael H. Lee, who is Chairman of the Board and Chief Executive Officer of the Company (the CEO"), and Gregory T. Doyle, our President. We believe the Board should be of a size sufficient to reflect the size and complexity of the Company's business and the need for diverse viewpoints. The Board should periodically review and change its size in light of changes in the Company's businesses, based on recommendations of the Nominating and Governance Committee. The Board has determined that it should have the flexibility to increase (or decrease, if found warranted) the size of the Board in order to reflect the skills and expertise required for the Company at any point in time, although there are no plans in place to add any new directors immediately.

         At least a majority of the members of the Company's Board shall be directors who meet the criteria for independence established by the NASDAQ Stock Market, Inc. ("NASDAQ") and the United States Security and Exchange Commission (the "SEC"). The Board annually shall make a determination as to the independence of each director prior to his of her nomination for election, which shall be disclosed to shareholders. Additionally, it is the Board's responsibility to make an affirmative determination that no director or nominee for director has a relationship that would interfere with that individual's exercise of his or her independent judgment in carrying out the responsibilities of a director. The Board has determined that no independent director has a relationship with the Company that impairs his or her independence. No independent member of the Board may own any shares of Tower. The board has established that the directors are independent within the criteria set forth above.



Qualifications of Directors

         The Nominating and Corporate Governance Committee, with input from the Chairman of the Board and CEO, screens director candidates. In overseeing the nomination of candidates, the committee and subsequently the entire Board, seeks qualified individuals with outstanding records of success in their chosen careers, the skills to perform the role of director, and the time and motivation to perform as directors. Directors are expected to bring skills, experience and talent to the Board that add value to the Board's deliberative process and advance the business goals of the Company. Directors are expected to be knowledgeable about the insurance industry and the elements necessary for businesses in such industry to be successful. The director nomination process is more fully described on page 12of this proxy statement.

Attendance at Directors' and Shareholders' Meetings

         Board meetings are regularly scheduled each quarter throughout the year and special board meetings are held as circumstances warrant. Directors are expected to attend all meetings of the shareholders, the Board and the committees on which they serve. Non-director members of management regularly attend portions of Board and committee meetings. Directors are expected to attend the annual general meeting of members. See pages 11 and 12 of this proxy statement for more information regarding meetings of the Board and its committees held in 2006, and the directors' attendance at such meetings.

Separation of Chairman and CEO Positions

         The Board may combine or separate the offices of Chairman of the Board and Chief Executive Officer. Currently, the Chairman of the Board is the Chief Executive Officer.

Service on other Boards

         The number of other public company boards on which a director may serve is subject to a case-by-case review depending upon whether, under all the circumstances pertaining to an individual director, such director can devote the time necessary to fulfilling the duties of a director for the Company.

Board Committees

         The Board must maintain an Audit Committee, a Compensation Committee, and a Nominating and Corporate Governance Committee, all of which must maintain a charter and consist entirely of independent directors. All of these committees may engage outside independent advisors at the Company's expense as necessary and proper. The Board may also form other committees, such as the Executive Committee, as it deems necessary and appropriate.

CEO Performance Evaluation and Succession Planning

         The Compensation Committee annually reviews the CEO's performance. The Nominating and Corporate Governance Committee oversees the senior executive evaluation process and the Company's succession planning process. The Company's succession plan will include appropriate contingencies in case the CEO retires or is incapacitated. The Board, with the assistance of the Nominating and Corporate Governance Committee, will identify, evaluate and recommend to the Board potential successors to the CEO, as appropriate. The CEO should at all times make available his or her recommendations and evaluations of potential successors, along with a review of any development plans recommended for such individuals.

Code of Business Conduct and Ethics

         The Board through the Nominating and Corporate Governance Committee has established and oversees compliance with a Code of Business Conduct and Ethics for directors, officers and employees meeting the requirements of the SEC and NASDAQ corporate governance rules. These are posted in the governance section of the Company website. The Company will provide a copy of either code to any person upon request and without charge. Requests should be addressed to the Nominating and Corporate Governance Committee, CastlePoint Holdings Ltd., Victoria Hall, 11 Victoria Street, Hamilton, HM 11, Bermuda, with the words "Request for Codes" placed on the lower left-hand corner of the envelope.

         The Company will disclose waivers from, and amendments to, the Code of Conduct and the Code of Ethics on its website. In addition, in accordance with NASDAQ listing requirements, the Company will also disclose on a Form 8-K any waivers from the Code of Conduct that are granted to directors and executive officers.

Board Effectiveness Assessment

         The Nominating and Corporate Governance Committee will annually conduct an assessment of the Board's effectiveness and makes a report on that subject to the Board. The first such self-assessment will occur later in 2007. The Nominating and Corporate Governance Committee also reviews and makes recommendations to modify the Company's corporate governance practices. All standing committees of the Board also conduct annual self-assessments.

Director Compensation

         In order to attract and retain qualified board members, director compensation is intended to be competitive with the compensation of directors at peer companies. Directors' fees are recommended for approval by the full board by the Compensation Committee after consultation with independent compensation consultants. For more information about our director compensation programs, see page 36 of this proxy statement.

Board Agendas and Meetings

         A board calendar for each year is prepared in advance that lists items to be addressed by the Board. Additional items are added as necessary by the Chairman and CEO. Each director is free to suggest items for an agenda, and each director is free to raise subjects at any board meeting that are not on the agenda for that meeting. Relevant information is provided to the directors in advance of a meeting. The Board reviews and approves the Company's yearly operating plan and specific financial goals for each year, and the Board monitors performance throughout the year. The Board also reviews long-range strategic issues at regular Board meetings.

Executive Sessions of Independent Directors

         Executive sessions of the independent directors are scheduled at each regular Board meeting and at most committee meetings. The current practice is to have the chairman of the Nominating and Corporate Governance Committee preside at executive sessions.

Access to Management and Independent Advisers

         The independent directors have access to management and, as necessary and as requested by them, independent advisers, at the Company's expense.

Related Party Transactions

         The Company does not engage in transactions with directors or their affiliates if a transaction would cast into doubt the independence of a director, would present a conflict of interest, or is otherwise prohibited by law, rule or regulation. Such transactions include, but are not limited to, any extension, maintenance or renewal of an extension of credit to any director or executive officer of the Company and significant business dealings with directors or their affiliates, substantial charitable contributions to organizations with which a director is affiliated, and consulting contracts with, or other indirect forms of compensation to, a director. The Board and the Audit Committee review all related party transactions on an ongoing basis. Related party transactions (including, without limitation, those with Tower, which is a major shareholder and significant business partner of the Company, and transactions with any subsidiary or affiliate of Tower) must be approved in advance by the Audit Committee. Compensation of the CEO and other executive officers who are affiliated with Tower or any subsidiary or affiliate of Tower must be approved by the Compensation Committee. Non-employee directors of the Company may not own any shares of share or other securities of Tower Group, Inc. or its subsidiaries.

Communications

         The Company's management speaks for the Company. Individual Board members may, from time to time, meet or otherwise communicate with various constituencies that are involved with the Company with the knowledge of management and, absent unusual circumstances or as contemplated by the committee charters, only at the request of management and with the express advanced approval of the Board.

Audit Committee Report

         Prior to release of the Company's consolidated financial statements for 2006, which are contained in the 2006 Annual Report, the Audit Committee met and held discussions with management and PricewaterhouseCoopers LLP ("PwC"), the Company's independent registered public accounting firm, regarding the fair and complete presentation of the Company's results. Management represented to the Audit Committee that the Company's consolidated financial statements were prepared in accordance with U.S. generally accepted accounting principles, and the Audit Committee reviewed and discussed the consolidated financial statements with management and PwC. The Audit Committee discussed with PwC the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

         In addition, the Audit Committee received from and discussed with PwC the firm's written disclosures required by the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) regarding independence from the Company and its management. The Audit Committee also considered whether PwC's provision of other non-audit services to the Company is compatible with the firm's independence. The Audit Committee has concluded that PwC is independent from the Company and its management.

         The Audit Committee also discussed with PwC the overall scope and plans for their respective audits. The Audit Committee met with PwC, with and without management present, to discuss the results of their examinations, the evaluations of the Company's internal controls and procedures, and the overall quality of the Company's financial reporting.

         In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board that the audited consolidated financial statements for 2006 be approved. The Company has not filed an Annual Report on Form 10-K for the year ended December 31, 2006, inasmuch as its registration statement on Form S-1, that was filed with the SEC and became effective on March 22, 2007, contained the audited consolidated financial statements for 2006.

         Management is responsible for the Company's financial reporting process and for the preparation of its consolidated financial statements in accordance with U.S. generally accepted accounting principles. PwC is responsible for auditing those consolidated financial statements. The Audit Committee's responsibility is to monitor and review these processes. It is not the Audit Committee's responsibility to conduct auditing or accounting reviews or procedures. Therefore, in approving the audited consolidated financial statements, the Audit Committee has relied on management's representation that the consolidated financial statements have been prepared in conformity with U.S. generally accepted accounting principles and on the reports of PwC included in the Company's Registration Statement on Form S-1.

         The Audit Committee recommends the Company's independent accounting firm to perform the annual audit, subject to shareholder ratification. It has recommended that PwC continue as the Company's independent accounting firm for 2007. The Audit Committee has also recommended that PwC serve as the independent accounting firm for the other Company subsidiaries, including CastlePoint Bermuda Holdings, Ltd. and CastlePoint Reinsurance Company, Ltd.

Submitted by the Audit Committee:

         William A Robbie, Chairman

         Robert S. Smith


Audit Fees

         PwC rendered the following services and billed, or expects to bill, the following fees for fiscal 2006. The Company became operational in 2006 and did not require services of an independent auditor in 2005.

         -----------------------------------------------------------------------
                  Services             2005 Fees                 2006 Fees
         -----------------------------------------------------------------------
          Audit                            n/a                  $[________]
         -----------------------------------------------------------------------
          Audit-Related                    n/a                  $[________]
         -----------------------------------------------------------------------
          Tax                              n/a              $             0
         -----------------------------------------------------------------------
          All Other                        n/a              $             0
         -----------------------------------------------------------------------



         "Audit" services include audits of insurance operations in accordance with statutory accounting principles required by insurance regulatory authorities and review of documents filed with the SEC.

         "Audit-Related" services include audits of employee benefit plans.

         The Audit Committee has determined that the rendering of "audit-related" services is compatible with PwC maintaining its independence.

         All of the above fees for 2006 were approved by the Audit Committee. None of the total hours expended on the independent registered public accounting firm's audit of the Company was attributable to persons other than the full-time permanent employees of the independent registered public accounting firm.

Compensation Committee Report

         The Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis ("CD&A") appearing later in this proxy statement and based on such review and discussion recommended to management that it be included in the 2006 Annual Report and proxy statement sent to shareholders.

Submitted by the Compensation Committee

         Robert S. Smith, Chairman

         William A. Robbie

Board Committees

         Our Board has established an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee, each comprised entirely of directors which our Board has determined are "independent" within the meaning of the applicable rules of the NASDAQ Stock Market, Inc. In addition, our Board of Directors established an Executive Committee, but in February, 2007 decided that the executive committee was not necessary and voted to eliminate it.

         Each standing committee has a charter that is posted on the Company's website (www.castlepoint.bm).

Executive Committee

         The purpose of the Executive Committee was as follows:

               o to assist our Board of Directors in providing guidance on our overall strategy, business development and corporate oversight. The Executive Committee was to recommend positions for us on significant, relevant public policy issues. In addition, the Executive Committee was to exercise the power and authority of our Board of Directors between Board meetings, except that the Executive Committee could not authorize actions with respect to certain actions.

         Mr. Lee was the chairman of our Executive Committee and the other members of our Executive Committee were Mr. Doyle and, prior to his resignation from the board on March 28, 2007, Mr. Weiner.

 Audit Committee:

         The Audit Committee assists our Board in monitoring the integrity of our financial statements, the independent auditors' qualifications and independence, performance of our independent registered public accounting firm and our compliance with legal and regulatory requirements. The Audit Committee's responsibilities also include appointing (subject to shareholder ratification), reviewing, determining funding for and overseeing our independent registered public accounting firm and its services. Further, the Audit Committee, to the extent it deems necessary or appropriate, among its several other responsibilities:

               o reviews and discusses with appropriate members of our management and the independent registered public accounting firm our audited financial statements, related accounting and auditing principles, practices and disclosures;

               o reviews and discusses our audited annual and unaudited quarterly financial statements before the filing of such statements;

               o establishes procedures for the receipt, retention and treatment of complaints we may receive regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding our financial statements or accounting policies;

               o reviews reports from our independent registered public accounting firm on all critical accounting policies and practices to be used for our financial statements and review the results of those audits;

               o reviews and approves all related party transactions (except those delegated to the Compensation Committee), including those with Tower, as well as any subsequent modifications thereto, for actual or potential conflict of interest situations on an ongoing basis;

               o obtains reports from our management and internal auditors regarding whether we, our subsidiaries and affiliated entities are in compliance with the applicable legal requirements and our code of business conduct and ethics, and advises our Board about these matters; and

               o monitors the adequacy of our operating and internal controls as reported by management and the independent or internal auditors.

         Mr. Robbie is the chairman of our Audit Committee and the other members of our Audit Committee are Messrs. Smith and Van Gorder. Our Board has determined that each member of our audit committee is "independent" within the meaning of the applicable rules of the SEC and The NASDAQ Stock Market, Inc. Mr. Doyle, who previously was one of our non-employee directors and served on the audit committee, resigned from the committee in October 2006, when he assumed the positions of our President, and the Chief Executive Officer and director of CastlePoint Re.

         Mr. Robbie, who is a Certified Public Accountant, has been designated an "audit committee financial expert" as defined by NASDAQ and Section 407 of the Sarbanes-Oxley Act and implementing regulations for our audit committee by our Board of Directors.

Compensation Committee:

         The Compensation Committee's responsibilities include:

               o reviewing and approving corporate and individual goals and objectives relevant to the compensation of our CEO and other executive officers;

               o evaluating the performance of our CEO and other executive officers in light of such corporate and individual goals and objectives and, based on that evaluation, together with the other independent directors if directed by the Board, determining the base salary and bonus of the CEO and other executive officers and reviewing the same on an ongoing basis;

               o reviewing all related party transactions involving compensatory matters, including those with Tower;

               o establishing and administering equity-based compensation under our 2006 Long-Term Equity Compensation Plan and any other incentive plans and approving all grants made pursuant to such plans; and

               o making recommendations to our Board regarding non-employee director compensation and any equity-based compensation plans.

         Mr. Smith is the chairman of our compensation committee and the other members are Messrs. Robbie and Van Gorder. Mr. Doyle, who previously served on the compensation committee, resigned from the committee in October 2006, when he assumed the positions of our President, and the Chief Executive Officer and director of CastlePoint Re.

Nominating and Corporate Governance Committee:

         The Nominating and Corporate Governance Committee responsibilities with respect to assisting our Board include:

               o    establishing the criteria for membership on our Board;

               o reviewing periodically the structure, size and composition of our Board and making recommendations to the Board as to any necessary adjustments;

               o identifying individuals qualified to become directors for recommendation to our Board;

               o identifying and recommending for appointment to our Board, directors qualified to fill vacancies on any committee of our Board;

               o having sole authority to select, retain and terminate any consultant or search firm to identify director candidates and having sole authority to approve the consultant or search firm's fees and other retention terms;

               o considering matters of corporate governance, developing and recommending to the Board a set of corporate governance principles and our code of business conduct and ethics, as well as recommending to the Board any modifications thereto;

               o developing and recommending to our Board for its approval an annual board and committee self-evaluation process to determine the effectiveness of their functioning; and

               o exercising oversight of the evaluation of the Board, its committees and management.

         Mr. Van Gorder is the chairman of our nominating and corporate governance committee and the other members are Messrs. Robbie and Smith. Mr. Doyle, who previously served on the nominating and corporate governance committee, resigned from the committee in October 2006, when he assumed the positions of our President, and the Chief Executive Officer and director of CastlePoint Re.

Board and Committee Meetings

         The Board met 9 times in 2006, not including those meetings related to its organization prior to the election of the Board of Directors in January 2006. In 2006, each director attended at least 75 percent of all Board meetings and meetings of committees on which he or she served. In 2006, all then-current Board members attended the Annual General Meeting of Members. The following table sets forth the membership of each of the committees of the Board and the number of times such committee met during the year ended December 31, 2006.

           BOARD COMMITTEE MEMBERS & MEETINGS AS OF DECEMBER 31, 2006

--------------------------------------------------------------------------------
                                                                    Nominating
         Name                Executive     Audit    Compensation        &
                                                                     Corporate
                                                                    Governance
--------------------------------------------------------------------------------
 Gregory T. Doyle                X
--------------------------------------------------------------------------------
 Michael H. Lee                  X*
--------------------------------------------------------------------------------
 William A. Robbie                           X*           X             X
--------------------------------------------------------------------------------
 Robert S. Smith                             X            X*            X*
--------------------------------------------------------------------------------
 Joel S. Weiner(1)               X
--------------------------------------------------------------------------------
 Number of Meetings in 2006      0           7            6             5
--------------------------------------------------------------------------------
* denotes Committee Chair


(1) Mr. Weiner, our Chief Financial Officer and the Senior Vice President and a Director of CastlePoint Holdings, CastlePoint Re, CastlePoint Management and CastlePoint Insurance Company, resigned from our Board of Directors and Executive Committee effective upon Mr. Van Gorder joining the Board immediately following our IPO in March 2007.

Director Nomination Procedures

         The specific process for evaluating new directors, including shareholder recommended nominees, will vary based on an assessment of the then current needs of the Board and the Company. The Nominating and Corporate Governance Committee will determine the desired profile of a new director, the competencies of whom will likely include experience in one or more of the following: property/casualty insurance operations, information technology, human resources, investments, capital markets, law, finance, actuarial science, governmental affairs and public policy, strategic planning and merger and acquisitions. Candidates will be evaluated in light of the target criteria chosen. If a name is submitted by a shareholder, the submission should include the name, address and phone number of the person, and if the sender is not a record holder of shares, proof that the sender is a beneficial owner of shares, along with: 1) a description of the skills, expertise, and experience of such individual; and 2) a discussion why such individual would be a good director for the Company. The submission should also contain an affirmation that such person, to the submitting shareholder's knowledge, is willing to serve and capable of serving, and that such individual would qualify as an independent director under NASDAQ listing requirements. Any communication to this end should be addressed to: Chairman of the Nominating and Corporate Governance Committee, CastlePoint Holdings, Ltd., Victoria Hall, 11 Victoria Road, Hamilton HM 11, Bermuda. The words "Director Nomination" should be placed on the lower left-hand corner of the envelope.

         The Nominating and Corporate Governance Committee may, at its discretion, retain a search firm to assist in locating and/or evaluating candidates.

         Upon receipt of names and information on or from proposed candidates, the Nominating and Corporate Governance Committee generally reviews the proposed candidates and chooses for further review the candidate(s) who best meet the target profile. Submissions by shareholders are accorded the same treatment as other proposed candidates. Such further review may consist of requests for additional information, including references, telephone contact, in-person interviews, etc. Interviews may be conducted by any member of the Nominating and Corporate Governance Committee, the Chairman of the Board and CEO, and any other person or persons requested and authorized by the Nominating and Corporate Governance Committee. Reports on the interviews will be made to all members of the Nominating and Corporate Governance Committee.

         Once the Nominating and Corporate Governance Committee members are in agreement on a candidate to recommend, the committee will notify the remainder of the directors. If requested by the other directors, the directors will be given the opportunity to meet and conduct discussions with the candidate prior to the Board voting on the nomination.

Security Holder Communication Process

         Shareholders can communicate with Board members by sending letters to them, either via regular U.S. Mail or express delivery service. Shareholders may also access the Company's Whistleblower System ("SilentWhistle") through our website (www.castlepoint.bm). However, any communications thereunder do not go directly to the individual director to whom the communication is addressed. Letters may be addressed to an individual member of the Board or to a specific committee chair at Victoria Hall, 11 Victoria Road, Hamilton HM 11, Bermuda. The actual letter should be enclosed in an inner envelope. Attached to that envelope should be a cover page setting forth the amount of shares owned by the sender and whether the sender owns the shares directly or in a nominee (or street) name. If the latter, a recent statement from the broker or custodian setting forth the amount of securities owned should accompany the letter. The envelope containing the letter and the cover page regarding share ownership should be placed in an outer envelope which should be mailed to the Company with the legend "Security Holder Communication" in the lower left-hand corner. Company personnel will open the outer envelope and confirm that the sender is a security holder. If so, the inner envelope will be forwarded to the Director so designated. If a letter is addressed to the "Audit Committee Chair c/o Chief Complaint Officer," it is presumed to be a complaint to the Audit Committee and will be handled as set forth in the Company's "Audit Committee Complaints Procedures and Whistleblower Protection Policy."

                               SHAREHOLDER ACTIONS

Item 1.  Election of Directors

         Our Board currently consists of five directors. Our Bye-laws provide for a classified board comprised of three classes of directors (A, B and C), with each class to serve a term of three years. However, because the Company first elected directors in 2006, two Class C directors were elected for a three-year term, two Class B directors were elected for a two year term, and one Class A director was elected for a one year term. The current terms of Class A, B and C directors expire in the years 2007, 2008 and 2009, respectively.

         One Class A director is to be elected at the 2007 Annual General Meeting to serve until the annual meeting in 2010 and serve until his successor has been duly elected and qualified. The nominee is:

--------------------------------------------------------------------------------
         Name         Class      Age       Director Since       Year Term will
                                                               Expire if Elected
--------------------------------------------------------------------------------
 Robert S. Smith        A         48            2006                 2010
--------------------------------------------------------------------------------

Biographies of Director Nominees

Robert S. Smith--Director--Mr. Smith has served as a member of our Board of Directors since January 2006. He has been the chairman of our compensation committee since January 2006 and was the acting chairman of our nominating and corporate governance committee in February and March 2006 through April, 2007, and, again, from October 2006 through April 2007. Mr. Smith is currently a principal of Sherier Capital LLC, a business advisory firm that he founded in 2005. He was previously Chief Operating Officer (from December 1999 to April
2004) and Executive Vice President (from April 2004 to August 2004) of Friedman, Billings, Ramsey Group, Inc., where he was instrumental, among other things, in growing Friedman, Billings, Ramsey Group, Inc. from a privately-held securities boutique to a nationally recognized investment bank, helping accomplish its 1997 initial public offering and the creation of its affiliated mortgage REIT, FBR Asset Investment Corporation and the merger of the two companies in 2003. Before joining Friedman, Billings, Ramsey Group, Inc. as its General Counsel, Mr. Smith was an attorney with the law firm of McGuireWoods LLP from 1986 to 1996. Prior to that, he was a lawyer practicing in Edinburgh, Scotland. Mr. Smith currently serves on the Boards of Asset Capital Corporation and the Washington Performing Arts Society.

The Board of Directors recommends a vote "FOR" the Nominated Director.

         If a nominee is unavailable for election, shareholders may vote for another nominee proposed by the Board or the Board may reduce the number of directors to be elected at the meeting.

Continuing Directors:

         Directors continuing in office are:

-------------------------------------------------------------------------------
         Name           Class        Age       Director Since     Year Term
                                                                 Will Expire
-------------------------------------------------------------------------------
 Gregory T. Doyle         C          46            2006              2009*
-------------------------------------------------------------------------------
 Michael H. Lee           C          49            2006              2009
-------------------------------------------------------------------------------
 William A. Robbie        B          56            2006              2008
-------------------------------------------------------------------------------
 Jan R. Van Gorder*       B          59            2007              2008
-------------------------------------------------------------------------------
 --------------------

* The Board proposes that, subject to shareholder approval, that Mr. Van Gorder shall be designated as a Class C director with a term expiring in 2009 along with Mr. Lee, and that Mr. Doyle become a Class B director, along with Mr. Robbie. If elected, Mr. Smith would remain the only Class A director. Please see
Item 4 "Reclassification of Terms of Directors" below.

Biographies of Directors Continuing in Office

         Michael H. Lee--Chairman of the Board and Chief Executive Officer of CastlePoint Holdings, Chief Executive Officer and Director of each of CastlePoint Management Corp. ("CastlePoint Management") and CastlePoint Insurance Company--Mr. Lee has been our director since January 2006. He has been our Chairman of the Board, President and Chief Executive Officer since February 2006, and he relinquished only the position of the President in October 2006. Mr. Lee also became the Chief Executive Officer of CastlePoint Management in November 2006 and the Chief Executive Officer of CastlePoint Insurance Company in January 2007. He is also a director of CastlePoint Management and CastlePoint Insurance Company. In addition, Mr. Lee is the Chairman of the Board, President and Chief Executive Officer of Tower Group, Inc. and founder of its primary insurance company operation, Tower Insurance Company of New York, or TICNY, in 1989. Mr. Lee is responsible for the overall management of Tower and its subsidiary operations. Mr. Lee maintains his positions with Tower and, as such, does not serve our company on a full-time basis. Prior to founding TICNY, Mr. Lee was an attorney in private practice specializing in advising entrepreneurs on the acquisition, sale and formation of businesses in various industries.

         Gregory T. Doyle--President and Director of each of CastlePoint Holdings, CastlePoint Management and CastlePoint Insurance Company, and Director of CastlePoint Re--Mr. Doyle has been a member of our Board of Directors since April 2006. Mr. Doyle became our President, and the Chief Executive Officer and director of CastlePoint Re in October 2006. He relinquished only the position of Chief Executive Officer of CastlePoint Re in December 2006. Mr. Doyle became a director of CastlePoint Insurance Company in December 2006 and he became its President, as well as the President and a director of CastlePoint Management in January 2007, following the resignation of Mark Dale who served as the President and director of CastlePoint Management between August and December 2006. Mr. Doyle previously served on the Board of Directors of Tower since September 2004, and resigned from the Board of Directors of Tower when he joined our Board of Directors. Mr. Doyle also has served as the Executive Chairman of the reinsurance brokerage firm, BMS Vision Re, from June 2004 to October 2006. Prior to that, between January 2003 and May 2004, he was President and Chief Executive Officer of Presidential Re, a consulting firm Mr. Doyle founded. From November 2000 to January 2003, Mr. Doyle served as Executive Vice President for Guy Carpenter & Co., a reinsurance brokerage firm. From 1985 to 2000, Mr. Doyle held senior positions at American Re-Insurance Company, ultimately as Corporate Executive Vice President and President of Domestic Insurance Company Operations. He was also a member of American Re-Insurance's Board of Management and directed their largest division, with annual revenues in excess of $2 billion. Mr. Doyle is a Chartered Property and Casualty Underwriter and attended the Advanced Executive Education Program at the University of Pennsylvania's Wharton School of Business.

         William A. Robbie--Director--Mr. Robbie has served as a member of our Board of Directors since January 2006. He has been the chairman of our audit committee since February 2006. Mr. Robbie is currently a director and member of the Executive, Audit and Finance Committees of American Safety Insurance Holdings, Ltd., a Bermuda based insurance holding company Since December, 2004, he has provided financial advisory services to the insurance industry through his own consulting firm. From November 2002 to November 2004, Mr. Robbie was Chief Financial Officer of Platinum Underwriters Reinsurance Ltd., a property and casualty reinsurance company in Bermuda. From August 2002 to November 2002, Mr. Robbie held the same position at St. Paul Reinsurance, a reinsurance operation of The St. Paul Companies, Inc. From September 1997 to August 2002, Mr. Robbie held various positions at XL Capital Ltd., a Bermuda-based insurance, reinsurance and financial risk company, and its subsidiaries, including Executive Vice President--Global Services, Corporate Treasurer and Chief Financial Officer of XL Re, Ltd. Prior to that, he held a variety of central and senior positions in the insurance industry, including roles as Chief Financial Officer of Prudential AARP Operations, Chief Accounting Officer at Continental Insurance Companies, Treasurer of Monarch Life Insurance Company and various positions at Aetna Life and Casualty Company. Mr. Robbie is a Certified Public Accountant.

         Jan R. Van Gorder--Director of CastlePoint Holdings--Mr. Van Gorder became a director of CastlePoint Holdings effective immediately after our IPO in March 2007. He became chairman of our Nominating and Corporate Governance Committee on May 1, 2007. Mr. Van Gorder was employed by Erie Insurance Group from November 1981 through December 2006. He held a variety of positions at that company, including his most recent position as Senior Executive Vice President, Secretary and General Counsel from December 1990 through December 2006. He served as a consultant and acting Secretary and General Counsel at Erie Insurance Group during the period January 1, 2007 through April 30, 2007. Mr. Van Gorder served as a member of the Board of Directors of Erie Indemnity Company, erie Pennsylvania, from1990 to 2004. Mr. Van Gorder is also currently Director and Chairman of the Insurance Federation of Pennsylvania.

Executive Officers

         The executive officers of the Company and its principal subsidiaries as of December 31, 2006 were:

Name                  Age   Title
----                  ---   -----

Michael H. Lee......  49    Chairman of the Board and Chief Executive Officer of
                            CastlePoint Holdings, Chief Executive Officer and
                            Director of each of CastlePoint Management and
                            CastlePoint Insurance Company, and Director of
                            CastlePoint Re
Gregory T. Doyle....  46    President and Director of each of CastlePoint
                            Holdings, CastlePoint Management and CastlePoint
                            Insurance Company, and Director of CastlePoint Re
Joel S. Weiner......  57    Chief Financial Officer, Senior Vice President and
                            Director of each of CastlePoint Holdings, CastlePoint Re and CastlePoint Management

Joseph P. Beitz.....  49    President and Director of CastlePoint Re, and
                            Director of CastlePoint Insurance Company

Biographies of Non-Director Executive Officers:

         Joel Weiner--Chief Financial Officer, Senior Vice President and Director of CastlePoint Holdings, CastlePoint Re and CastlePoint Management--Mr. Weiner has been our Vice President since January 2006 and was a director from January 2007 through March 28, 2007. He became our Chief Financial Officer and Senior Vice President in February 2006. Mr. Weiner has also been Chief Financial Officer, Senior Vice President and director of CastlePoint Re since March 2006, and he has held the same positions at CastlePoint Management since May 2006. Prior to joining us, Mr. Weiner served as Senior Vice President of Tower Group, Inc. since January 2004. He resigned his position at Tower effective April 4, 2006. From January 2002 until December 2003, he was employed as Managing Director at GAB Robins Capital Partners, which provides outsourcing for claim operations. From October 1991 to December 2001, he was employed by the accounting firm PricewaterhouseCoopers LLP, where he led that company's U.S. middle market insurance consulting practice and advised many property and casualty insurers on strategic issues. He is an Associate member of the Casualty Actuarial Society and a member of the American Academy of Actuaries.


         Joseph P. Beitz--President and Director of CastlePoint Re, and Director of CastlePoint Insurance Company--Mr. Beitz has served as a director of CastlePoint Re since March 2006. From February 2006 to May 2006, he served as the President and director of CastlePoint Management. From May 2006 to October 2006, he served as the Executive Vice President and Acting President of CastlePoint Re. Since November 2006, he has served as President of CastlePoint Re US, and since December 2006, he has served as a director of CastlePoint Insurance Company. Prior to joining CastlePoint, Mr. Beitz served as Tower's Managing Vice President, Program Underwriting since joining that company in March 2005. He resigned his position at Tower effective April 4, 2006. Mr. Beitz's primary responsibilities at Tower were the production and management of new program opportunities. With 25 years of experience in the insurance and reinsurance industry, prior to joining Tower, Mr. Beitz served as President and Chief Operating Officer of NOVA Casualty Company, a property and casualty insurance company, in Buffalo, New York, which positions he held from November 2001 to September 2004. In his role at NOVA Casualty Company, Mr. Beitz managed their program division through a subsidiary, NOVA Alternative Risk. Prior to that, Mr. Beitz served as Vice President, Non-Traditional Treaty Underwriting with Odyssey America Reinsurance Corporation in its Stamford, Connecticut and New York City offices. He also has six years of property and casualty experience in the Bermuda market.

Item 2   Approval of Additional Shares for the Long-Term Equity
         Compensation Plan

         On February 25, 2007, the Board of Directors approved the reservation of additional shares for the Company's 2006 Long-Term Equity Compensation Plan (the "2006 Plan"), subject to shareholder approval at the Annual Meeting. The Plan enables CastlePoint Holdings to grant share options, share appreciation rights, and restricted share awards to directors, officers and key employees of the Company, and its subsidiaries (the "Participants"). All employees are eligible if they are determined to be key employees. The shareholders of the Company initially approved the issuance of up to 1,735,021 shares, or 5.3% of the fully diluted shares at that time, under the Plan in March, 2006.

         The Board believes that the Plan has proved to be of substantial value to the Company over the past year because it has enabled the Company to offer officers and key employees long-term performance-based compensation that creates a proprietary interest in the Company and motivates officers and key employees to contribute to the continuing financial success of the Company. The Board anticipates that awards will be made annually to directors, officers and key employees, although additional awards may be made if the circumstances warrant. The number of recipients for 2006 was 11 and through June 15, 2007, was 17.

         From the Plan's inception in 2006 through May 15, 2007, options covering 1,638,920 common shares (including options that subsequently reverted or expired and were re-granted under the terms of the Plan) and 11,073 restricted shares (including shares, if any, that were forfeited) have been granted to officers, directors and key employees. As of May 15, 2007, no options have been exercised. As of May 15, 2007, there were 85,028 shares available for future options or other awards.

         Because there are currently insufficient shares available for meaningful future grants under the Plan, the Board believes that the Company cannot adequately provide for participation of the directors, officers and key employees over the next three to four years, and subject to shareholder approval, has authorized an additional 1,000,000 shares to be reserved for issuance under the Plan. No other changes to the Plan are proposed. If the additional shares are approved by the shareholders, a total of 2,735,021 shares will have been reserved for issuance under the plan which will equal 6.4% of the shares on a fully diluted basis. However, the amount of shares on which remaining option and other grants may be made equals only 2.5% of the Company's shares on a fully diluted basis.

         In the event the shareholders approve the current proposal to adopt the Plan, a total of 1,085,028 shares will be available for future options or awards under the Plan. The market value, as of June 14, 2007, of one of our common shares is $[______].

         The Plan is described below.

         Key Terms of the 2006 Long-Term Equity Plan

         The Plan is intended to advance our interests and those of our shareholders by providing a means to attract, retain and motivate employees and directors upon whose judgment, initiative and efforts and our continued success, growth and development is dependent. The Compensation Committee administers the Plan and makes all decisions with respect to the Plan. The persons eligible to receive awards under the Plan include our directors, officers, employees and consultants and those of our subsidiaries.

         The Plan provides for the grant of share options, share appreciation rights, restricted shares, restricted share units, performance awards, dividend equivalents and other share-based awards.

         The Compensation Committee selects the recipients of awards granted under the Plan and determines the dates, amounts, exercise prices, vesting periods and other relevant terms of the awards. Option awards may be either incentive share awards or non-qualified share options. Share appreciation rights may be issued in tandem with share options or on a free-standing basis and may be settled in cash or by the delivery of common shares. The maximum number of shares initially reserved for issuance under the Plan was 1,735,021 common shares, but the maximum number of shares with respect to which awards of performance awards, restricted shares, restricted share units and other awards may be issued is 1,500,000 shares and the maximum number of shares with respect to which awards of incentive share options may be issued is 1,500,000. In addition, to qualify for section 162(m) treatment, the maximum number of shares with respect to which options, share appreciation rights and restricted share awards may be issued during a calendar year to any eligible employee is 500,000, that receive exemption under section 162(m of the U.S. Internal Revenue Code of 1986), as amended (the "Code") and the maximum number of shares with respect to which restricted share units, performance shares and other awards may be issued during a calendar year to any eligible employee is 250,000. The maximum cash award that may be awarded in any one year to any one employee is $5 million. The maximum amount of dividends paid in respect of awards or dividend equivalents is $300,000 during a calendar year. The Plan contains provisions intended to make it easier for awards to the Chief Executive Officer and the four most highly compensated officers (the "Named Executive Officers") to comply with exceptions to the $1 million dollar annual limit under Section 162(m) on the deductibility of compensation paid to such officers to the extent applicable. Section 162 (m) limits the deductability of compensation by U.S. based taxpayers. As such, section 162 (m) has no application to our Bermuda based employers.

         The Compensation Committee determines the pricing of awards granted under the Plan as of the date the award is granted. Share option and share appreciation rights have an exercise price or grant price equal to fair market value on the date of grant of an award. The Compensation Committee determines the vesting schedule of awards granted under the Plan. Recipients of awards may exercise awards at any time after they vest and before they expire, except that no awards may be exercised after ten years from the date of grant. Awards are generally not transferable by the recipient during the recipient's life. Awards granted under the Plan are evidenced by either an agreement that is signed by us and the recipient or a confirming memorandum issued by us to the recipient setting forth the terms and conditions of the awards. The Compensation Committee may allow a participant to defer receipt of amounts that would otherwise be provided to a participant under the Plan.

         Award recipients and beneficiaries of award recipients have no right, title or interest in or to any shares subject to any award or to any rights as a shareholder, unless and until shares are actually issued to the recipient. Upon the occurrence of a change of control, as defined in the Plan, all outstanding options and share appreciation rights become exercisable, restrictions on restricted share awards, restricted share units or other awards shall lapse and performance shares and other awards (if performance based) shall be deemed earned at the target level.

         The Plan does not affect any other incentive compensation plan we adopt and does not preclude us from establishing any other incentive compensation plans for our directors, officers, employees or consultants.

         The Plan will terminate only after all shares subject to the Plan have been purchased or acquired according to the Plan's provisions. However, an incentive share option may not be granted after ten years from the date of its initial adoption by our Board of Directors.

         Federal Income Tax Consequences

         The following discussion addresses certain federal tax consequences in connection with awards under the Plan. State and local tax treatment is subject to individual state and local laws and is not covered in this discussion.

Incentive Share Options

         An "Incentive Share Option" results in no taxable income to the recipient or a deduction to the Company at the time it is granted or exercised. If the recipient retains the share received as a result of an exercise of an Incentive Share Option for at least two years from the date of grant and one year from the date of exercise, then the gain is treated as a long-term capital gain. If the shares are disposed of during this period, the option will be treated similar to a "Non-Qualified Share Option". The Company receives a tax deduction only if the shares are disposed of during such period, with the deduction equal to the amount of taxable income to the recipient.

Non-Qualified Share Options

         A Non-Qualified Share Option results in no taxable income to the recipient or deduction to the Company at the time it is granted. A recipient exercising such an option will, at that time, realize taxable compensation in the amount of the difference between the option price and the then fair market value of the shares. Subject to the applicable provisions of the Code, the deduction for federal income tax purposes will be allowed for the Company in the year of the exercise in an amount equal to the taxable compensation realized by the recipient. Under Section 162(m) of the Code, the Company may be precluded from claiming a federal income tax deduction for total remuneration in excess of $1, 000,000 paid to a Named Executive Officer in any one year. Total remuneration would include amounts received upon the exercise of Non-Qualified Share Options. An exception does exist, however, for "performance-based compensation," including amounts received upon the exercise of share options (the exercise price for which is at or above the fair market value of the underlying shares at the date of grant), if such options are granted pursuant to a plan approved by shareholders that meets certain requirements. The Plan is intended to make grants of Non-Qualified Share Options thereunder meet the requirements of "performance-based compensation."

Share Appreciation Rights

         No income will be recognized by the recipient of a share appreciation right until the underlying share option is exercised and cash is either paid or credited to the purchase price of the underlying share option. The amount of such income will be equal to the cash awarded and the fair market value of such shares on the exercise date less the fair market value on the date of the grant, and will be ordinary income. The Company will be entitled to a deduction under the same rules described in connection with Non-Qualified Share Options.

         A recipient who receives a payout under this Plan will immediately realize ordinary income and the Company will be entitled to a deduction for federal income tax purposes at the time of receipt in the same amount. The amount of income realized and the amount of the deduction will be the sum of the cash component and the total fair market value of the share awarded.

         If a recipient disposes of shares of common stock of the Company acquired under the Plan, any amount received in excess of the value of the shares of common stock on which the recipient has been previously taxed will be treated as a long-term or short-term capital gain depending upon the holding period of the shares. If the amount received is less than that value, the loss will be treated as a long-term or short-term capital loss, depending upon the holding period of the shares.

         To the extent that any receipt of cash or shares of common stock is deferred, then there will be no income tax consequences to the recipient or the Company until the cash or the shares are paid.

Restricted Share Awards

         No income will be recognized by the recipient of a restricted share award if such award is subject to a substantial risk of forfeiture. Generally when the substantial risk of forfeiture terminates with respect to a restricted share award, then the fair market value of the share will constitute ordinary income to the recipient. Concurrently, generally for federal income tax purposes a deduction will be allowed to the Company in an amount equal to the compensation realized by the employee. Under Section 162(m) of the Code, the Company may be precluded from claiming a federal income tax deduction for a total remuneration in excess of $1,000,000 paid to a Named Executive Officer employed by a U.S. taxpaying employer in any one year. Total remuneration would include amounts received as restricted share awards, unless the grants are made subject to performance goals as described above. Again, as such, this restriction does not apply to our Bermuda based employers.

         Estimated Plan Benefits

         The awards that may be granted in future periods under the Plan to the Directors, Named Executive Officers and non-executive officers are not determinable at this time.

         Vote Required

         The affirmative vote of a majority of the shares of common stock present and entitled to vote at the Annual Meeting is required for the amendment to increase the number of shares authorized under the Plan.

Your Board of Directors recommends a vote "FOR" the reservation of additional shares to the Long-Term Equity Plan.


  Securities Authorized Under Equity Compensation Plans as of December 31, 2006

 ---------------------------------------------------------------------------------------------------------------------
  Plan Category               Number of Securities            Weighted-Average             Number of Securities
                              to be Issued Upon               Exercise Price of            Available
                              Exercise of Outstanding         Outstanding Options,         For Future Issuance
                              Options, Warrants               Warrants and                 Under Equity
                              and Rights                      Rights                       Compensation Plans
                                                                                           (Excluding Securities
                                                                                           Reflected in column (a))
 ---------------------------------------------------------------------------------------------------------------------
                                   (a)                             (b)                            (c)
    Equity compensation      -----------------------------------------------------------------------------------------
    plans approved by
    security holders            1,082,666                         $10.00                        652,355
 ---------------------------------------------------------------------------------------------------------------------
    Equity compensation
    plans not approved by           0                               0                              0
    security holders
 ---------------------------------------------------------------------------------------------------------------------


This table does not include the option awards issued in 2007. Please see description of the 2006 Long-Term Equity Compensation Plan on pages 28 and 29.

Item 3 Amendment of Bye-laws to allow for the number of directors to be set by the Board of Directors.

         When the Company was organized in 2006, the Bye-laws that were adopted by the sole shareholder provided for five directors, and the Company has had five directors since that time. However, the Nominating and Corporate Governance Committee of the Board, in reviewing the performance of the Board since that time, concluded that it is advisable for the Company to change its Bye-laws to allow for a greater number of directors, and recommended to the Board that such change be made, subject to shareholder approval.

         Unlike in most states of the United States, where typically the Board of Birectors is empowered to amend the by-laws of a corporation, the bye-laws of a Bermuda company may only be amended if a majority of the members approve. The Board believes that the corporate governance of the Company could be enhanced if the bye-laws permitted the Company to have more than five directors. Accordingly, the Nominating and Corporate Governance Committee considered the issue and determined that it would be advisable for the Bye-laws to provide that the number of directors should be set at the number the Board of Directors deems, from time-to-time, advisable and in the best interests of the Company. The Board has endorsed this change in the Bye-laws and recommends that the members approve it.

         The Committee and the Board reached their conclusion because it was recognized by both that as the Company grows as a reinsurer, a provider of risk-sharing solutions, and as a provider of traditional and specialty programs, it will likely need additional expertise on the Board and on the various committees of the Board. With the target number of independent directors currently set at 3, all of the independent directors must serve on the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee. Therefore, by allowing for a larger number of directors, the Company may have a wider array of skills and experience on which to draw to help the Company grow profitably, and committee members would be able to concentrate on fewer committee assignments. As an example, the Board believes it would be beneficial for the Chairmen of the Audit Committee and Compensation Committees to eventually serve on no more than one additional committee in view of the increased time and effort that chairmen of those committees must now devote to compensation and auditing questions. The Board further concluded that it was advisable for it to establish the number of directors from time to time by leaving the number of directors open ended, instead of having a range, to provide the flexibility that the Company will likely need as it grows both organically and potentially by acquisition. The Board believes that it is in the best position to determine the number of directors and the timing of adding any additional directors to the board.

         The Company has no current plans to immediately increase the number of directors above five, and it has identified no candidates as yet to fill any positions in excess of five.

  The Board of Directors recommends a vote "FOR" the amendment to the Bye-laws.

Item 4   Reclassification of Terms of Directors

         The Bye-laws of the Company provide for staggered director terms of 3 years apiece. At the time the Company completed its private offering in April, 2006, in order to phase-in these staggered terms, the sole shareholder of the Company at that time elected one director as a Class A Director for a one-year term, two directors as Class B Directors for two-year terms, and two directors as Class C Directors for three-year terms. Inasmuch as, at that time, the Company had three independent directors, an independent director was elected to each class.

         However, when Mr. Doyle, who was elected as a as a non-employee Class C Director in April, 2006, along with Mr. Lee, became President of the Company in October 2006, both Class C Directors became employee directors. The Nominating and Corporate Governance Committee discussed the issue and concluded that each Class of directors should contain at least one independent director. It made such recommendation to the Board, which agreed. However, since the classes were established by the shareholders, the Board concluded that the reclassification of members of the classes should be approved by the shareholders at the Annual Meeting.

         Mr. Weiner, who had previously served as one of our Class B Directors, resigned from the Board effective upon Mr. Van Gorder joining the Board immediately following our IPO in March 2007. Accordingly, the Board proposes that, subject to shareholder approval, that Mr. Van Gorder shall be designated as a Class C director with a term expiring in 2009 along with Mr. Lee, and that Mr. Doyle become a Class B director, along with Mr. Robbie. If elected, Mr. Smith would remain the only Class A director.

  The Board of Directors recommends a vote "FOR" the reclassification of terms of directors.

Item 5 Reduction of share premium and corresponding credit of contributed surplus

         Under Bermuda law, the difference between the par value of shares and the amount actually paid for a share, which in the United States is typically referred to as "paid-in" capital, is referred to as "share premium." In turn, share premium is involved in two calculations under Bermuda law. The first is to calculate the annual Bermuda Government fee. The second place where share premium is involved is in the test under section 54 of the Bermuda Companies Act 1981 to determine if a company may lawfully pay a dividend. That test provides, inter alia, that a company cannot pay a dividend if the realizable value of the company's assets would be less than the aggregate of its liabilities and its issued share capital, and its share premium accounts.

         Bermuda law, however, permits a company to reduce the share premium and credit the corresponding amount to an account called contributed surplus. If such is done, then the annual Government fee will be less but, more importantly, there will be a larger fund out of which to pay dividends to members.

         The Company is of the opinion that such reduction should be made as it will benefit both the Company and its members. Under existing treatment, as of December 31, 2006, the Company's assets were $511,342,458. Its liabilities were $231,629,292, its issued share capital was $295,800 and its share premium was

$269,472,540, for a total of $501,398,000 leaving approximately $10.5 million available for dividends. If the share premium is reduced to nil (0) (by a reduction of $269,472,540) and the corresponding amount of $269,472,540 is credited to the contributed surplus account, then approximately $280.0 million would be available for payment of dividends, although no change from the current dividend practices is contemplated, because of the need to maintain surplus in the operating companies to transact the insurance business.

The Board of Directors recommends a vote "FOR" the reduction of share premium and credit to the contributed surplus account.

Item 6   Ratification of independent auditors

         The Board, based upon the recommendation of the Audit Committee, has approved the selection of PwC to serve as its independent registered public accounting firm for 2007, subject to ratification by the members.

         Representatives of PwC, the accounting firm that audited CastlePoint Holdings' 2006 financial statements, will attend the Annual Meeting. They will have the opportunity to make a statement, if they desire to do so, and will respond to any appropriate questions presented by the shareholders.

         We are asking our shareholders to ratify the selection of PwC as our independent registered accounting firm as required by Bermuda law. In addition to this ratification, shareholders are requested to authorize the Board to set the remuneration of PwC for their audit of the Company. In the event members fail to ratify the selection, it will be considered as a direction to the Audit Committee to consider the selection of a different independent auditor. However, even if the selection is ratified, the Audit Committee reserves the ability to select a different independent registered public accounting firm, subject to approval by the board if it determines that such a change is in the best interests of our company and our members.

The Board of Directors recommends a vote "FOR" the ratification of PwC as our independent registered public accounting firm for 2007 and authorization of the Board to set PwC's remuneration.

Item 7   Authorization of the election of directors of CastlePoint Re

         Pursuant to CastlePoint Holdings' Bye-laws, with respect to any matter required to be submitted to a vote of the shareholders of any non-US subsidiary, which includes CastlePoint Re, a Bermuda company, CastlePoint Holdings is required to submit a proposal relating to such matters to the shareholders of CastlePoint Holdings and vote all the shares of CastlePoint Re owned by CastlePoint Holdings in accordance with and proportional to such vote of CastlePoint Holdings' shareholders. Accordingly, the shareholders of CastlePoint Holdings are being asked to consider this proposal.

         CastlePoint Re's Board of Directors consists of Gregory T. Doyle, our President, Joel S. Weiner, our Senior Vice-president and CFO, and Joseph P. Beitz, President of CastlePoint Re. Information on these candidates is found at pages 15 to 17 . The Company wishes to re-nominate and re-elect these directors to be directors from the CastlePoint Re annual general meeting in 2007 to the annual general meeting in 2008.

The Board of Directors recommends a vote "FOR" the authorization of the election of the nominees above as directors of CastlePoint Re.

Item 8 Authorization of the ratification of the appointment of PricewaterhouseCoopers as CastlePoint Re's independent auditors and authorization of the board of CastlePoint Re to set the auditors' remuneration.

         The Board also proposes that the shareholders authorize the ratification of the appointment of PwC to serve as the independent registered public accounting firm of CastlePoint Re for 2007. PwC served as the independent auditors of CastlePoint Re for the 2006 financial year. In addition to this ratification, shareholders are requested to authorize the Board of Directors of CastlePoint Re to set the remuneration of PwC for their audit of the Company.

The Board of Directors recommends a vote "FOR" the authorization of the ratification of PwC as CastlePoint Re's auditors for 2007 and authorization of the Board of Directors of CastlePoint Re to set PwC's remuneration.

Item 9   Authorization of the election of directors of CastlePoint Bermuda
         Holdings

         Pursuant to our Bye-laws, with respect to any matter required to be submitted to a vote of the shareholders of any non-US subsidiary, which includes CastlePoint Bermuda Holdings, a Bermuda company, we are required to submit a proposal relating to such matters to the shareholders of CastlePoint Holdings and vote all the shares of CastlePoint Bermuda Holdings owned by CastlePoint Holdings in accordance with and proportional to such vote of CastlePoint Holdings' shareholders. Accordingly, the shareholders of CastlePoint Holdings are being asked to consider this proposal.

         CastlePoint Bermuda Holding's Board of Directors consists of Gregory T. Doyle, our President, Joel S. Weiner, our Senior Vice-president and CFO, and Joseph P. Beitz, President of CastlePoint Re. CPH wishes to re-nominate and re-elect these directors to be directors from the CastlePoint Bermuda Holdings annual general meeting in 2007 to the annual general meeting in 2008.

The Board of Directors recommends a vote "FOR" the authorization of the election of the nominees above as directors of CastlePoint Bermuda Holdings.

Item 10 Authorization of the ratification of the appointment of PricewaterhouseCoopers as CastlePoint Bermuda Holdings' independent auditors and authorization of the board of CastlePoint Bermuda Holdings to set the auditors' remuneration.

         The Board also proposes that the shareholders authorize the ratification of the appointment of PwC to serve as the independent registered public accounting firm of CastlePoint Bermuda Holdings for 2007. PwC served as the independent auditors of CastlePoint Bermuda Holdings for the 2006 financial year. In addition to this ratification, shareholders are requested to authorize the Board of Directors of CastlePoint Bermuda Holdings to set the remuneration of PWC for their audit of the Company.

The Board of Directors recommends a vote "FOR" the authorization of the ratification of PwC as CastlePoint Bermuda Holdings auditors for 2007 and authorization of the Board to set PwC's remuneration.

                           OWNERSHIP OF COMMON SHARES

Principal Shareholders

         The following table sets forth the total number and percentage of our common shares beneficially owned as of May 16, 2007 (except as otherwise indicated) by each person, or group of affiliated persons, known to us to beneficially own more than 5% percent of any class of our outstanding voting shares;

          o    each of our named executive officers;

          o    each of our directors and director nominee; and

          o all of our directors, director nominee and executive officers as a group.

         Except as otherwise indicated, each person named below has sole investment and voting power with respect to the securities shown. Unless otherwise stated, the address for all the persons listed below is: c/o CastlePoint Holdings Ltd., Victoria Hall, 11 Victoria Street, Hamilton HM 11, Bermuda.

                                                                Beneficial ownership of
Beneficial Owner                                       principal shareholders as of May 16, 2007
----------------------------  -------------------------------------------------------------------------------------------------
                                  Voting Authority              Dispositive Authority          Total Amount       Percentage
                              ---------------------------   ------------------------------    of Beneficial
                                Sole         Shared              Sole         Shared            Ownership
                              ------------ --------------   --------------- --------------  -----------------   ---------------
Tower Group, Inc.(2)........     3,682,000             0         3,682,000              0      3,682,000(3)              9.0%
UST Advisers, Inc.(4)(7)....     2,364,000             0         2,364,000              0         2,364,000              6.4%
Omega Advisors, Inc.(5)(7)..     2,300,000             0         2,3000,00              0         2,300,000              6.2%
The Northwestern Mutual
  Life Insurance                         0     2,000,000                        2,000,000
  Company(6)(7).............                                                                      2,000,000              5.4%


Michael H. Lee (8)..........       917,931          6207           917,931           6207           924,138              2.4%
Joel S. Weiner..............        75,116             0            75,116              0            75,116                 *
Joseph P. Beitz.............        20,000             0            20,000              0            20,000                 *
Gregory T. Doyle............        12,622             0            12,622              0         12,622(9)                 *
Mark Dale(10)...............             0             0                 0              0                --                --
William A. Robbie...........        19,599             0            19,599              0         19,599(9)                 *
Robert S. Smith.............        11,346             0            11,346              0         11,346(9)                 *
Jan R. Van Gorder...........          6724             0              6724              0              6724                 *
All named executive
  officers, and directors
  as a group
  (eight persons)...........                                                                      1,064,302              2.7%


*        Less than 1%.

(1) Based on 38,282,320 common shares currently outstanding as of the record date. Does not include options that cannot be exercised within 60 days or the additional restricted shares that the non-employee directors will receive later in 2007. See "Management--Compensation."

 (2) Tower Group, Inc., a Delaware corporation, sponsored our formation. The address of Tower is 120 Broadway, 31st Floor, New York, New York 10271.

(3) Includes 1,127,000 common shares issuable upon exercise of ten-year warrants we have issued to Tower.

(4) Based on the information provided to us by Excelsior Value & Restructuring, or Excelsior, as of February 22, 2007, as supplemented on March 16, 2007 by UST Advisers, Inc. ("UST Advisers"). Based on such information, UST Advisers is the investment adviser to Excelsior and the sub-adviser to each of John Hancock Funds II and John Hancock Trust (such entities together with Excelsior, the "Funds"). In its position as investment adviser or sub-adviser to the Funds, UST Advisers could be deemed to have sole investment power and sole voting power with respect to the shares held by the Funds. UST Advisers is a subsidiary of U.S. Trust Corporation, a financial holding company. The address of UST Advisers is 225 High Ridge Road, Stamford, CT 06905.

(5) Based on the information provided to us by Omega Advisors, Inc., or Omega, as of February 23, 2007. Based on such information, Leon G. Cooperman, chief executive officer of Omega, has voting and investment power over the shares held of record by Omega. The address of Omega is Wall Street Plaza, 88 Pine Street, 31st Floor, New York, New York 10005.

(6) Based on the information provided to us by The Northwestern Mutual Life Insurance Company as of February 23, 2007. Based on such information, Mark E. Kishler, a portfolio manager at Northwestern Investment Management Company, LLC, has shared voting power and investment power over the shares held of record by Northwestern. The address of Northwestern is 720 East Wisconsin Avenue, Milwaukee, WI 53202.

(7) The shareholder may have sold, transferred or otherwise disposed of, or may sell, transfer or otherwise dispose of, at any time and from time to time, the common shares in transactions exempt from the registration requirements of the Securities Act after the respective dates as of which ownership information is presented for each such shareholder in the above table.

(8) Includes shares beneficially owned by Mr. Lee directly or indirectly through trusts of which he and or his wife are trustee, plus his vested options.

(9) Includes the grant at the closing of the private offering to each of our non-employee directors (Messrs. Smith, Robbie and Doyle, who was one of our non-employee directors at the time of such grant) of options to purchase 7,622 of our common shares, which options will vest on the first anniversary of the date of grant.

(10) Mr. Dale resigned as the President of CastlePoint Management in December 2006.

                             SHARE PERFORMANCE CHART

The requirement to include a share performance chart is not applicable this year as the Company first became a public company on March 23, 2007.

                             EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

         Overview

         We were sponsored by Tower, and our formation was directed by a small number of Tower employees, some of whom became our employees once we commenced operations on April 5, 2006. We had no operating history prior to that date. CastlePoint employees were first paid compensation as employees as of April 1, 2006, after we had received the stock subscriptions in a private offering, although we did not receive the proceeds from that offering until April 5, 2006. Our Named Executive Officers for the period from April 1, 2006 through December 31, 2006 are Messrs. Michael H. Lee, Gregory T. Doyle, Joel S. Weiner, Mark Dale (who resigned as the President and director of CastlePoint Management in December 2006), and Joseph P. Beitz.

         Our compensation philosophy supports and reflects our business model. We provide insurance and reinsurance business solutions, products and services to the property and casualty insurance industry through our subsidiaries. We have operations and employees in both Bermuda and the United States. As a recently formed company that had no employees at the beginning of 2006, we had to recruit personnel to commence operations, and we will continue to recruit staff to support our growth. At the same time, our business model contemplates that we will maintain a relatively lean staff. Currently, our total staff consists of 23 employees, and that number is not projected to grow beyond 30 by the end of 2007. As a result, our approach to compensation is necessarily flexible, fluid, evolving and based on the individual circumstances. As we mature from being a "start-up" to becoming a more seasoned company, we anticipate that our compensation policies and compensation vehicles will change to reflect our business opportunities and the changing business environment in which we operate.

         Our current compensation approach flows from our business goals. We are committed to superior financial performance and recognize that, to achieve our performance goals, we need to attract, integrate and retain the best executive, professional and technical expertise we can. In the immediate future, this means growing the company in capital and in premium base, staffing adequately, and providing quality service to brokers, intermediaries, and insureds. Because our business model contemplates a lean staff, we strive to attract and retain quality over quantity in employees.

         Further, Named Executive Officers are expected to think and act like shareholders. While we have no formal ownership guidelines for our employees, we include equity grants as a significant component of compensation.

         Accordingly, in recognition of our business model, status as an emerging and growing company, and our financial goals, we understand that we need to offer compensation packages that may be above the median for the industry segments in which we operate. We understand that to attract the best talent from long-established, financially mature companies, we must offer better compensation in relative terms to those highly qualified employees. We recognize that we offer attributes many other insurance organizations do not provide, such as a creative entrepreneurial atmosphere combined with the privilege of working with extraordinary talent. However, our management is realistic in recognizing the fact that we compete with a number of high-performing insurance organizations that can offer a similar attractive environment. Therefore, we must offer attractive compensation to our staff.

         Our Compensation Committee, which has adopted a compensation committee charter, reviews and approves all of our compensation policies. For information about the composition of our Compensation Committee, see "Board of Directors--Compensation Committee."

         Elements of Compensation

         The three key elements of compensation at CastlePoint are (1) annual base salary, (2) annual cash incentive awards and (3) long term incentive awards in the form of equity grants. The mix of these three forms of compensation varies for each Named Executive Officer. The factors that influence the mix may include, but are not limited to, position within the organization.

         Annual Base Salary. The annual base salary is intended to attract and retain high performing employees that can produce superior financial results. The initial annual base salaries for Messrs. Beitz and Weiner were based on the previous salaries received by them as officers of Tower and subsequently adjusted for the cost of living in Bermuda. The initial annual base salaries for Messrs. Doyle and Dale were based on the previous salaries received by them in their respective positions held immediately prior to our employment of them, their responsibilities at our company and the compensation committee of our Board of Drectors' views as to the fair market value for those services. In the case of Mr. Lee, his initial salary was based on a peer company review discounted to reflect the fact that he is also the Chairman of the Board, President and Chief Executive Officer of Tower, and to reflect the weighting of his total compensation package to annual and long term incentive compensation. Salaries will be determined annually for the 12 month period March 1 through February 28 in light of our financial performance for the prior year and the performance of the individual employee, as well as taking into account the factors mentioned above. Given the restrictions in connection with employment in Bermuda, for our Bermuda based employees, the compensation practices of other Bermuda based companies will likely be the most heavily weighted factor.

         Annual Incentive Awards. Annual incentive awards are given each year to senior executives. They are awarded for the following two reasons: (1) they are standard in the industry, and we desire and need to be competitive with the industry; and (2) such annual incentive awards are intended to drive superior performance in order to achieve our financial goals. Target awards are set to be competitive with similar positions in the industry and are set as a percentage of base salary. Because we commenced operations in April 2006, while target awards were established, the performance factors were not yet established, and bonus payments for 2006 were based on a review of the challenges each Named Executive Officer faced and resolved in 2006. However, we anticipate that, for 2007, performance factors will include growth and profitability of our business as well as other specific goals that we will establish for each Named Executive Officer. To the extent not established by an employment agreement, target awards are established by our Compensation Committee after receiving the recommendations of management and guidance from our compensation consultant. The determination of the size of the bonus actually payable to Mr. Lee is made by our Compensation Committee, and the determination of the size of the bonus actually payable to the other Named Executive Officers is made by the Compensation Committee upon consultation with, and recommendation by, Mr. Lee.

         Bonuses with respect to 2006 were reviewed and approved for the Named Executive Officers by our Compensation Committee, after our 2006 audited financial statements were prepared and reviewed by our Audit Committee.

         Long-Term Incentive Awards. The third element of compensation is long-term equity grants. Our 2006 Long-Term Equity Compensation Plan, which was approved by Tower as our then sole shareholder in March 2006, provides for grants of options or restricted stock, or both, to officers and key employees. In April 2006, we awarded 1,126,166 options, with an exercise price of $10.00 per share, the offering price per share in our April 2006 private offering, as described in more detail below under " --2006 Long-Term Equity Compensation Plan." An aggregate of 1,015,372 of the options were awarded to the Named

Executive Officers. Our initial option awards were based on a compensation consultant's recommendations regarding equity grants for start-up insurance organizations of similar size, but then were adjusted, with the number of options awarded to each recipient being modified based on a combination of the following factors: (1) the pay of the recipient; (2) the recipient's duties at the Company; and (3) the significance of the recipient's contributions to our formation. With respect to Tower's employees who resigned their positions at Tower and joined us following the closing of the private offering in April 2006, we replaced the equity award compensation to which they were entitled at Tower and which they forfeited when they joined us. See also "--Employment Related Agreements" below. Grants are recommended for the other officers by our Chief Executive Officer after consultation with our compensation consultant and are ultimately made by our Compensation Committee.

         In January and February 2007, the Compensation Committee approved additional grants of options to be granted at the time of pricing of the Initial Public Offering, at an exercise price per share equal to the offering price. The total value awarded pursuant to these grants was $2,139,226. The number of options awarded was based on a target value award for each recipient divided by the Black-Scholes value of an option, which was calculated based on the IPO's $14.50 per share offering price. Accordingly, the Black-Scholes value was $4.667 per share. The target award value was based on a percentage of each recipient's base salary, with the percentage varying according to the three factors enumerated above. That Committee also approved an option award for Richard M. Barrow, our newly hired chief accounting officer in April, 2007, with, again, the number award being based on the same formula. Accordingly, he received options to purchase 16,807 shares at $15.25 per share. We expect that the procedure for determining our subsequent option grants will become more refined and will be made annually for continuing employees. While the precise procedure and time of such grants have not yet been determined, such grants are likely to occur each year in February shortly after the release of our financial statements for the prior year.


         The purpose of these equity grants is to align the interests of the executives receiving the grants with the long-term success of our company and our long-term shareholder value. To that end, the stock options we granted to date to certain officers of our company and our subsidiaries vest in installments over a period of three and a half years (or 42 months): one-third after 14 months, one-third after 28 months and the remaining one-third after 42 months. All such options have a term of 10 years. All of the options we have granted to date are non-qualified stock options.

         As a result of the options and restricted stock shares granted to date, we have substantially exhausted the number of shares available for issuance under our 2006 Long-Term Equity Compensation Plan. Our Board of Directors has recommended that 1,000,000 additional shares be made available for issuance under such plan, subject to shareholder approval.

         Warrants Issued to Tower

         Effective April 6, 2006, we issued ten-year warrants to Tower to purchase 1,127,000 of our common shares at an exercise price of $10.00 per share, which shares represent 3.5% of our common shares on a fully-diluted basis. See "Certain Relationships and Related Transactions--Sponsor and Related Agreements." Michael H. Lee, the Chairman of the Board and Chief Executive Officer of CastlePoint Holdings and the Chief Executive Officer of CastlePoint Management, is the largest shareholder of Tower and may be deemed to control it. Additionally, Messrs. Weiner and Beitz, executive officers and/or directors of us or our subsidiaries, are shareholders of Tower, since they were formerly employed by Tower before joining CastlePoint.. The fair value of the warrants we issued to Tower as of their issuance was $4.6 million. For additional information about the warrants we issued to Tower, see note 7 "Capital Stock" to our audited financial statements as of and for the year ended December 31, 2006 and the period ended December 31, 2005 included in our 2006 Annual Report.

         Employment Related Agreements

         We have entered into employment agreements with Messrs. Lee, Doyle, Weiner and Beitz.. The officers with whom we chose to enter into employment agreements fall into two general groups, although our reasons for entering into such agreements are similar. We entered into employment agreements with (1) those employees who previously worked at Tower, and (2) senior officers that were new hires for our company. For additional information about these employment agreements, see "--Employment Agreements" below. We considered it to be appropriate to offer employment agreements to the former employees that joined our company following the closing of our private offering in April 2006 because they relinquished employment with a larger, profitable insurance entity, and certain related compensatory arrangements, such as stock options to purchase Tower's stock. To attract these employees to our company, we "made them whole" by offering them an employment agreement and replacing the equity award compensation they were entitled to at Tower, which they forfeited when they joined our company.

         There are no separate change-in-control agreements or severance agreements between us and any of our officers, other than those provisions set forth in our employment agreements with certain of our Named Executive Officers.

         As described above under Item 2 herein, "Shareholder Actions--2006 Long-Term Equity Compensation Plan," our 2006 long-term equity compensation plan provides for the vesting of stock options upon the occurrence of certain events, including a change in control.

         Perquisites and Other Benefits

         All of our employees in Bermuda and our employee in the United States receive employee welfare benefits and retirement plans tailored for each country. In Bermuda, many coverages are mandated by law, and therefore, we have no control over such benefits. Severance plans are individual and are set forth in the employment agreements we entered into with certain of our Named Executive Officers. In addition, those of our employees who are based in Bermuda received a higher salary in 2006 and/or a cost of living adjustment. We are currently developing a comprehensive policy to address such perquisites, especially with respect to housing issues, for Bermuda employees. Until such policy is developed, we will pay for the monthly rental of residences for Messrs. Lee, Doyle, Beitz and Weiner in Bermuda, which are currently $12,000 for Mr. Lee, $9,500 for Mr. Doyle, $8,000 for Mr. Weiner and $8,500 for Mr. Beitz, as well as the related tax gross-up. Also, our employees working in Bermuda typically receive a number of paid roundtrip airline flights to and from their home country each year. In our experience, this is a standard competitive practice for Bermuda employers. We also purchased a country club membership in Bermuda for use by employees and customers, although it must be in the name of one specified employee. Finally, until we complete the development of the above comprehensive policy, commencing January 1, 2007, employees paid from Bermuda who still maintain a U.S. residence will receive tax preparation, investment and financial planning services, which also are, we believe, standard for Bermuda-based employers. Finally, as part of our comprehensive compensation policy, the Compensation Committee and management are also reviewing the issue of tax equalization for U.S. residents who work in Bermuda.

         Peer Group and Benchmarking

         We are establishing the appropriate peer groups for compensation benchmarking purposes. With respect to our Bermuda employees, we plan to create a peer group of appropriate Bermuda-based reinsurance and Bermuda and U.S. based specialty insurance companies.

         Tax Implications

         Section 162(m) of the Code imposes conditions on the full deductibility by our U.S. subsidiaries of compensation in excess of $1 million. This section has no impact on CastlePoint Holdings or our other Bermuda subsidiaries. This section had no impact on the Company in 2006 and it is not expected to have any significant impact on the Company in 2007, to the extent the compensation levels other than from stock option exercises are likely to be below the $1 million figure, and any income from stock option exercises is fully deductible under the current requirements of Section 162(m). Options awarded under our 2006 Long-Term Equity Compensation Plan were intended to be exempt from Section 162(m) as qualifying performance-based compensation.

         Role of Executive Officers in Executive Compensation

         Our Compensation Committee approved the compensation arrangements for Messrs. Weiner, Doyle, and Beitz acting upon the recommendation of Mr. Lee, our Chairman of the Board and Chief Executive Officer. . Compensation of Mr. Lee was determined by our Compensation Committee after consultation with, and advice from, a compensation consultant.


                       SUMMARY COMPENSATION TABLE FOR 2006

                                                                                      Change in
                                                                                     Pension Value
                                                                                     and
                                                                       Non-Equity    Nonqualified
Name and                                                               Incentive     Deferred
Principal                                                 Option       Plan          Compensation   All Other
Position                    Year   Salary(3)    Bonus     Awards(6)    Compensation  Earnings       Compensation   Total
---------                   ----   ---------    -----     ---------    ------------  --------       ------------   -----
Michael H. Lee
Chairman of the Board
and Chief Executive
Officer of CastlePoint
Holdings(1)                 2006   $173,321     $244,688  $735,840        $0            n/a          $0             $1,153,849
Gregory T. Doyle
President of CastlePoint
Holdings                    2006   $90,577      $35,156   $423,396(7)     $0            n/a          $28,250(4)     $577,379
Joel S. Weiner
Senior Vice President and
Chief Financial Officer of
CastlePoint Holdings        2006   $195,194     $99,000   $112,785        $0            n/a          $31, 658(8)    $438,637
Joseph P. Beitz
President of CastlePoint    2006   $130,000     $79,500   $34,164         $0            n/a          $228,311(9)    $471,775
Re Mark Dale
President of CastlePoint
Management(2)               2006   $221,731(5)  $0        n/a             $0            n/a          $415,312(10)   $637,043

          ---------------------

          (1) Mr. Lee's compensation reflects the fact that he is also the Chairman of the Board, President and Chief Executive Officer of Tower.

          (2) Mr. Dale resigned as the President of CastlePoint Management in December 2006.

          (3) Salaries are based on employment from April 1, 2006 through December 31, 2006.

          (4) Represents fees paid to Mr. Doyle during his service as one of our independent directors.

          (5) Includes a $75,000 sign-on bonus received by Mr. Dale.

          (6) Represents compensation cost of outstanding awards for 2006, as determined in accordance with FAS 123R. The value of stock options was based on a Black-Scholes value of $4.09 per share. Awards made in 2007 are not included in this table but may be found in the table on page 36.

          (7) Consists of (i) $23,369 in respect of 7,622 common shares issuable under options granted to Mr. Doyle during his service as one of our independent directors and (ii) $400,000. Mr. Doyle, in accordance with the offer letter we provided to him in October 2006, became entitled to receive a signing bonus of $400,000 in stock options. In January and February 2007, the compensation committee approved a grant to him of a number of stock options in an amount equal to that dollar value., See also " --Employment Agreements" below.

          (8) Consists of (i) the amount ($1,566) paid by us for group life insurance coverage, (ii) the amount ($15,000) of our company's contribution under the 401(k) plan we sponsor, (iii) the amount ($10,000) of relocation expenses, (iv) the amount ($9,186) of cost of living adjustment in Bermuda, and (v) the amount ($906) of car allowance.

          (9) Reflects (i) relocation expenses for Bermuda of $10,000, (ii) the cost of a company paid country club membership which is in Mr. Beitz' name of $85,000, although the country club is available for use by all employees and directors, (iii) $12,218 of expenses for trips home,
          (iv) Bermuda housing allowance of $76,500, (v) the amount ($4,685) of our company's contribution under the 401(k) plan we sponsor, (vi) cost of living adjustment in Bermuda of $32,000, and (vii) transportation allowance of $7,908.

          (10) Consists of (i) the amount ($272) paid by us for group life insurance coverage; (ii) the amount ($65,040) representing relocation expenses; and (iii) the amount ($350,000) representing severance pay in accordance with Mr. Dale's employment offer letter. For more information, see "--Employment Agreements--Mark Dale" below.


                       GRANTS OF PLAN-BASED AWARDS IN 2006

                                                 All Other Option
                                                 Awards: Number     Exercise or
                                                 of Securities      Base Price      Grant Date Fair
                                                 Underlying         of Option       Value of Stock and
Name                           Grant Date(1)     Options(#)         Awards ($/Sh)   Option Awards(2)
-----                          -------------     ----------         -------------   ----------------
Michael H. Lee                 April 4, 2006     840,000            $10.00          $3,435,600
Gregory T. Doyle               April 4, 2006     7,622(3)           $10.00          $31,174
Joel S. Weiner                 April 4, 2006     128,750            $10.00          $526,588
Joseph P. Beitz                April 4, 2006     39,000             $10.00          $159,510
Mark Dale(4)                   n/a               0                  n/a             n/a

--------------------------
(1) The compensation committee approved the grants in connection with our private offering at a meeting held on April 1, 2006, with an exercise price that would be same as the price of the common shares offered in the private offering.
The private offering was completed on April 4 and 5, 2006.

(2) The value of stock options was based on a Black-Scholes value of $4.09 per share.

(3) Mr. Doyle received these shares during his service as one of our independent directors. See table below entitled "Director Compensation for 2006." See also note 4 to the "Summary Compensation Table" above.

(4) Mr. Dale resigned as the President of CastlePoint Management in December
2006.


                       GRANTS OF PLAN-BASED AWARDS IN 2007

                                                                    All Other Stock  Exercise or
                                                                    Awards: Number   Base Price    Grant Date Fair
                                                Date of Meeting     of Securities    of Option     Value
                                                of Compensation     Underlying       Awards        of Stock and
Name                           Grant Date(1)    Committee           Options(#)       ($/Sh)(2)     Option Awards(3)
-----                          -------------    ---------           ----------       ---------     ---------
Michael H. Lee                 March 22, 2007   February 24, 2007   104,858          $14.50        $489,373

Gregory T. Doyle               March 22, 2007   February 24, 2007   87,708           $14.50        $400,000

Joel S. Weiner                 March 22, 2007   February 24, 2007   64,067           $14.50        $299,001

Joseph P. Beitz                March 22, 2007   February 24, 2007   38,462           $14.50        $179,501

Richard M. Barrow              April 30, 2007   April 30, 2007      16,807           $15.25        $79,912

 --------------------------
     (1) The grant date was the day of the pricing of the IPO.
     (2) The exercise price was the offering price of our common shares pursuant to the IPO
     (3) The value of stock options was based on a Black-Scholes value of $4.667 per share, except for Mr. Barrow for whom the Black-Scholes value was
     $4.9086.



                OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END 2006

                          Option Awards
                          -------------                         Equity
                                                                Incentive
                                                                Plan Awards:
                          Number of         Number of           Number of
                          Securities        Securities          Securities
                          Underlying        Underlying          Underlying
                          Unexercised       Unexercised         Unexercised   Option
                          Options           Options             Unearned      Exercise    Option
                          (#)               (#)                 Options       Price       Expiration
Name                      Exercisable       Unexercisable       (#)           ($)         Date
-----                     -----------       -------------       ---           ---         ----
Michael Lee               0                 840,000(1)          0             $10.00      April 3, 2016
Gregory T. Doyle          0                 7,622(2)            0             $10.00      April 3, 2016
Joel S. Weiner            0                 128,750(1)          0             $10.00      April 3, 2016
Joseph P. Beitz           0                 39,000(1)           0             $10.00      April 3, 2016
Mark Dale(3)              0                 0                   0             n/a         n/a

----------------------
(1) Options will vest in installments over a period of three and a half years from the date of grant in April 2006.

(2) Mr. Doyle received these shares during his service as one of our independent directors. These options vested on the first anniversary of the date of grant in April 2006. See table below entitled "Director Compensation for 2006." See also note 5 to the "Summary Compensation Table" above.

(3) Mr. Dale resigned as the President of CastlePoint Management in December
2006.


              OPTION EXERCISES AND STOCK VESTED AS OF YEAR END 2006

                                        Option Awards                                   Stock Awards
                                        -------------                                   ------------
                           Number of Shares    Value Realized on          Number of Shares     Value Realized on
                       Acquired on Exercise             Exercise       Acquired on Vesting               Vesting
Name                                    (#)                  ($)                       (#)                   ($)
-----                                   ---                  ---                       ---                   ---
Michael H. Lee                            0                    0                         0                   n/a
Gregory T. Doyle                          0                    0                         0                   n/a
Joel S. Weiner                            0                    0                         0                   n/a
Joseph P. Beitz                           0                    0                         0                   n/a
Mark Dale(1)                              0                    0                         0                   n/a

-----------------------
(1) Mr. Dale resigned as the President of CastlePoint Management in December
2006.

                                PENSION BENEFITS

         We maintain four separate defined contribution plans for our employees, all of which are managed externally: one plan for Bermudian employees (the Bermuda plan), one for non-U.S. and non-Bermudian employees (the non-resident plan), one for U.S. citizens based in Bermuda (a defined contribution employee pre-tax savings plan (401(k) plan)), and a defined contribution employee pre-tax savings plan 401(k) plan for U.S. Based employees. Employees are only eligible to join these plans on reaching age 23. For both the Bermuda plan and the non-resident plan, we match the employees' contribution at 5% of the participant's compensation. Our contribution vests over two years. For U.S. employees based in Bermuda, the 401(k) plan is available. Under that plan, we contribute 50% of each participant's contribution up to 8% of the participant's compensation.

         As of December 31, 2006, we expensed $31,042 for our defined contribution retirement plans. We do not provide defined benefit pension plans for our employees.

                             BASE SALARIES FOR 2007

         At the meeting of the compensation committee of our Board of Directors in February 2007, our compensation committee established the following base salaries for the named executive officers for the period of March 1, 2007 through February 29, 2008:

Name                  Base Salary
----                  -----------
Michael H. Lee....... $350,000 plus $50,000 cost of living adjustment in Bermuda
Gregory T. Doyle..... $395,000 plus $55,000 cost of living adjustment in Bermuda
Joel S. Weiner....... $315,000 plus $55,000 cost of living adjustment in Bermuda
Joseph P. Beitz...... $235,000 plus $70,000 cost of living adjustment in Bermuda

Mr. Lee's salary reflects that he is also chairman, president and CEO of Tower Group, Inc.

                       NONQUALIFIED DEFERRED COMPENSATION

         We do not offer any non-qualified deferred compensation plans to any person.

                       NON-EMPLOYEE DIRECTOR COMPENSATION

         We reimburse all non-employee directors for expenses incurred to attend meetings of our Board of Directors or committees, and we pay each non-employee director a $1,750 fee for each board meeting attended, and a $1,500 fee for each committee meeting attended. In addition, we currently pay each non-employee director annual cash compensation of $25,000. We also currently pay the chair of our Audit Committee annual cash compensation of $10,000, and we pay all other committee chairs (with the exception of the Chairman of the Executive Committee, who did not receive any compensation for service in such capacity) annual cash compensation of $6,000. These figures may be revised pending an outside consultant's recommendations regarding board compensation.

         At the closing of the private offering, each of the three non-employee directors received an initial grant of 7,622 options to purchase our common shares with an exercise price equal to $10.00 per share, which award vested on April 4, 2007, the first anniversary of the grant. In 2007, each non-employee director at the time of the IPO received a grant of 1,724 restricted common shares (equivalent to the value of $25,000). These restricted common shares will also vest on the first anniversary of the grant. Based upon the recommendation of the outside compensation consultant, the Board of Directors subsequently determined to award the non-employee directors a total of $55,000 annually in restricted stock.. Accordingly, the non-employee directors will receive a supplemental grant of restricted shares for 2007 at the Board meeting accompanying the annual meeting. The number of shares awarded will be based on the price of our shares of stock at that time The terms and conditions of the restricted common share grants are governed by the 2006 Long-Term Equity Compensation Plan described under "--2006 Long-Term Equity Compensation Plan" below.

         In addition, William A. Robbie and Robert S. Smith, the two then non-employee directors, each received 21,427 stock options at the time of the IPO, which equaled approximately $100,000 in value employing the $4.667 per share Black-Scholes value. These stock options will vest in equal installments over three years, with one-third vesting after every 12 months. We do not expect such grants to re-occur on an annual basis.

                         DIRECTOR COMPENSATION FOR 2006
                                                                            Change in
                                                                          Pension Value
                          Fees                                                 and
                        Earned or                           Non-Equity     Nonqualified
                         Paid in     Stock      Option    Incentive Plan     Deferred       All Other
                          Cash      Awards      Awards     Compensation    Compensation   Compensation   Total
Name                       ($)        ($)        ($)           ($)           Earnings          ($)        ($)
----                    ---------   ------    ----------  --------------   -------------  ------------  -------
William A. Robbie....    $76,250         0    $23,369(2)             n/a             n/a            $0  $99,619
Robert S. Smith......    $67,500         0    $23,369(2)             n/a             n/a            $0  $90,869
Gregory T. Doyle(1)..    $28,250         0    $23,369(2)             n/a             n/a            $0  $51,619

-----------------------------
(1)      The amounts reflected for Mr. Doyle represent compensation earned as an independent director. After Mr. Doyle commenced employment with us, he no longer received fees for his services as our director.

(2) Represents compensation cost of outstanding awards for 2006, as determined in accordance with FAS 123R. The value of stock options was based on a Black-Scholes value of $4.09 per share. At December 31, 2006, each non-employee director held a total of 7,622 options to purchase our common shares at an exercise price of $10.00 per share.
         All such options will vest on the first anniversary of April 4, 2006, the date of grant.

                         OTHER POST-EMPLOYMENT PAYMENTS

         We have no severance agreements or other post-employment payment arrangements that exist separately from any applicable provisions in any individual employment agreements as described below.

Employment Agreements

         The following information summarizes the employment agreements for Michael H. Lee, our Chairman and CEO, Joel S. Weiner, our Chief Financial Officer and Senior Vice President, Joseph P. Beitz, the President of CastlePoint Re (effective November 1, 2006, and previously, its Executive Vice President and Acting President), and Gregory T. Doyle, the President and director of each of CastlePoint Holdings, CastlePoint Management and CastlePoint Insurance Company, and a director of CastlePoint Re. The employment offer letter we provided in July 2006 to Mark Dale, who resigned as the President of CastlePoint Management in December 2006, and our consulting agreement and release with Mr. Dale are also described below. We do not currently maintain key man life insurance policies with respect to any of our employees.

         Michael H. Lee. Under Mr. Lee's employment agreement, Mr. Lee has agreed to serve as our Chairman of the Board, President and CEO. Effective October 2006, Mr. Lee continues to serve as our Chairman of the Board and CEO, while Mr. Doyle has assumed the position of President of CastlePoint Holdings, together with the positions of the CEO (subsequently relinquished) and director of CastlePoint Re. Effective November 2006, Mr. Lee also became the CEO of CastlePoint Management and in January 2007, became the CEO of CastlePoint Insurance Company. Mr. Lee's term of service under this agreement continues until July 31, 2009, followed by automatic additional one-year renewal terms unless notice not to extend the term is provided by us or Mr. Lee at least one year prior to the end of the initial or any renewal term. We have agreed that Mr. Lee may also continue to serve simultaneously as the Chairman of the Board, President and CEO of Tower. Mr. Lee received an annual base salary of $245,000 and an annual incentive bonus, to be determined by the Compensation Committee, with the target annual bonus for 2006 being $245,000. Mr. Lee's salary and target annual bonus are subject to review for increase at the discretion of our Compensation Committee; however, they cannot be decreased below $245,000 and $245,000, respectively. Mr. Lee may also participate in certain executive benefit plans, which may include a paid country club membership up to $10,000 annually and a monthly car allowance up to $1,000. Mr. Lee has received an option to purchase 840,000 of our common shares, at an exercise price of $10.00 per share. The options will vest in installments over a period of three and a half years and are subject to the terms and conditions of our 2006 Long-Term Equity Compensation Plan and an option agreement thereunder. Mr. Lee may also participate in our 2006 Long-Term Equity Compensation Plan and our other long-term incentive plans thereafter.

         If Mr. Lee's employment terminates due to disability or death, he or his designated beneficiary or administrator, as applicable, is entitled to accrued salary through the termination date and a prorated target annual bonus for the year of termination. Additionally, all of Mr. Lee's equity-based awards will immediately vest and his stock options will remain exercisable for three years after the date his employment terminates (or until the last day of the stock option term, whichever occurs first).

         If we terminate Mr. Lee's employment agreement for cause, which includes gross negligence or gross misconduct, conviction of, or Mr. Lee's pleading nolo contendere to, a crime involving moral turpitude or a felony, all of our obligations under the agreement cease. Mr. Lee will only be entitled to receive his accrued base salary and all outstanding stock-based awards are forfeited. If Mr. Lee voluntarily terminates his employment agreement with us without good reason and not due to death, disability or retirement, all of our obligations under the agreement cease, and Mr. Lee will be entitled to receive his accrued base salary plus a prorated target annual bonus for the year of termination. In the case of voluntary termination, Mr. Lee will have three months (or until the last day of the stock option term, whichever occurs first) to exercise any vested stock options. All Mr. Lee's unvested equity awards will be forfeited.

         If we terminate Mr. Lee's employment without cause or if Mr. Lee terminates his employment with good reason, as defined in the employment agreement, then Mr. Lee is entitled to (1) his accrued base salary and a prorated target bonus for the year of termination, (2) a cash severance payment equal to 300% of the sum of his annual base salary and the average annual bonus paid to him within the preceding three years or, if none, the most recent target annual bonus opportunity, (3) the continuation of life, accident and health insurance coverage for three years and (4) at least three months (or until the last day of the stock option term, whichever occurs first) to exercise any vested stock options. All of Mr. Lee's unvested equity-based awards will be forfeited.

         If we terminate Mr. Lee's employment agreement without cause, or if Mr. Lee terminates his employment with good reason, in anticipation of, or within the 24-month period following, a change in control, as defined in the employment agreement, Mr. Lee is entitled to receive the foregoing benefits and is also entitled to immediate vesting of his previously unvested stock awards. The employment agreement also provides for an excise tax gross-up payment if payments received under the agreement and other payments received under other agreements or employee benefit plans in connection with a change in control of our company result in the imposition of a golden parachute excise tax under
Section 4999 of the Code.

         If Mr. Lee retires, he receives his accrued base salary, a prorated target bonus for the year of termination, applicable retiree benefits, if any, and his vested stock options will remain exercisable for the full option term. All of Mr. Lee's unvested equity-based awards will be forfeited. Mr. Lee will be eligible to retire for purposes of his employment agreement upon attainment of age 55 with 15 years of combined service with Tower and CastlePoint. For this purpose, Mr. Lee's service with Tower prior to our private offering in April 2006 will be combined with his service with us following the private offering. If Mr. Lee retires on or after age 62, he will receive the foregoing amounts and, in addition, his equity-based awards will become vested and his stock options will be exercisable for the full option term.

         Mr. Lee is also subject under the terms of his employment agreement to non-competition covenants in Bermuda and the states of New York and New Jersey and to non-solicitation and non-interference covenants for a period of three years after termination of employment, along with ongoing confidentiality and non-disclosure requirements. The non-compete provision does not prohibit Mr. Lee from working for Tower and its affiliates after termination of his employment with us.

         Gregory T. Doyle. Mr. Doyle has entered into an employment agreement with us dated as of January 16, 2007, pursuant to which he has agreed to serve as the President of each of CastlePoint Holdings, Ltd., CastlePoint Management and CastlePoint Insurance Company, effective October 19, 2006. The term of service under the employment agreement of Mr. Doyle will continue for a period of eighteen months from the effective date, followed by automatic additional one-year renewal terms unless a notice not to extend the term is provided by us or Mr. Doyle at least six months prior to the end of the initial or any renewal term. Mr. Doyle receives an annual total salary of $450,000, and an annual performance bonus, to be determined by our Compensation Committee in its discretion, with a target bonus equal to 37.5% of his annual base salary. Mr. Doyle's salary and target annual bonus are subject to review for increase at least annually at the discretion of the Compensation Committee; however, they cannot be decreased below the salary and target bonus percentage stated above. Mr. Doyle's bonus for 2006 was pro-rated to reflect two and one-half months of employment.

         At the time Mr. Doyle served as one of our non-employee directors, Mr. Doyle received an option to purchase 7,622 of our common shares, at the exercise price of $10.00 per share, which options vested on the first anniversary of the date of grant and are subject to the terms and conditions of our 2006 Long-Term Equity Compensation Plan and an option agreement thereunder. Under his employment agreement, Mr. Doyle is entitled to receive a grant of additional stock options valued by our compensation committee at $400,000, with the exercise price per share to be determined as of the date such grant is awarded to Mr. Doyle. On January 16, 2007, our Compensation Committee approved the grant to Mr. Doyle, to be granted at the time of the Initial Public Offering of an option to purchase our common shares, with an exercise price equal to the offering price per share, as set forth above under "--Compensation--Grants of Plan-Based Awards in 2007." These options will have a term of ten years, will vest in installments over a period of three and a half years, and will be subject to the terms and conditions of our 2006 Long-Term Equity Compensation Plan and an option agreement thereunder.

         In addition, to the extent not duplicative of the specific benefits provided to Mr. Doyle pursuant to his employment agreement, he will be eligible to participate in all incentive compensation, retirement, supplemental retirement and deferred compensation plans, policies and arrangements that are provided generally to other senior officers of our company. In particular, Mr. Doyle is entitled to receive annual equity awards of 37.5% of Mr. Doyle's annual base salary, as determined by our Compensation Committee. Any options to be granted to Mr. Doyle will be subject to the terms and conditions of our 2006 Long-Term Equity Compensation Plan and an option agreement thereunder, and the exercise price per share will be not less than 100% of fair market value of our common shares on the grant date.

         If the employment of Mr. Doyle terminates due to disability or death, the designated beneficiary or administrator, as applicable, of Mr. Doyle is entitled to accrued salary through the termination date and a prorated target annual bonus for the year of termination. Additionally, all equity-based awards of the terminated employee will immediately vest and their stock options will remain exercisable for three years after the date employment terminates (or until the last day of the stock option term, whichever occurs first).

         If we terminate the employment of Mr. Doyle for cause, which includes gross negligence or gross misconduct, conviction of, or pleading nolo contendere to, a crime involving moral turpitude or a felony, all of our obligations under the agreement cease. Following such termination, Mr. Doyle will only be entitled to receive his accrued base salary and all outstanding equity-based awards will be forfeited.

         If Mr. Doyle voluntarily terminates his employment agreement with us without good reason and not due to death, disability or retirement, all of our obligations under the agreement will cease, and Mr. Doyle will be entitled to receive accrued base salary. In addition, Mr. Doyle would have three months (or until the last day of the stock option term, whichever occurs first) to exercise any vested stock options. All unvested equity-based awards will be forfeited.

         If we terminate the employment of Mr. Doyle without cause or if Mr. Doyle terminates his employment with good reason, as defined in the employment agreement, Mr. Doyle will be entitled to (1) accrued salary through the termination date; (2) a severance payment equal to 150% of his annual base salary and target annual bonus for the year of termination; (3) the continuation of health and welfare benefits for eighteen months; and (4) three months (or until the last day of the stock option term, whichever occurs first) to exercise any vested stock options. If we terminate Mr. Doyle's employment agreement without cause, or Mr. Doyle terminates his employment with good reason, in anticipation of, or within the 24-month period following, a change in control as defined in the employment agreement, he is entitled to receive the foregoing benefits and is also entitled to immediate vesting of his previously unvested equity-based awards. The employment agreement also provides for an excise tax gross-up payment if payments received under the agreement and other payments received under other agreements or employee benefit plans in connection with a change of control of our company result in the imposition of a golden parachute excise tax under Section 4999 of the Code.

         If Mr. Doyle retires, he receives his accrued base salary through the termination date, applicable retiree benefits, if any, and his equity-based awards become vested and stock options will remain exercisable for the full option term. Mr. Doyle will be eligible to retire for purposes of his employment agreement upon attainment of age 62.

         Mr. Doyle is also subject under the terms of his employment agreement to non-competition provisions in Bermuda and the states of New York and New

Jersey and non-solicitation and non-interference covenants for a period of eighteen months after the termination of his employment, along with ongoing confidentiality and non-disclosure requirements. The non-compete provision does not prohibit Mr. Doyle from working for Tower and its affiliates after termination of employment with us.

         Joel S. Weiner and Joseph P. Beitz. Mr. Weiner has entered into an employment agreement with us pursuant to which he has agreed to serve as our Senior Vice President and Chief Financial Officer. Mr. Beitz has entered into an employment agreement with CastlePoint Re pursuant to which he agreed to serve initially as its Executive Vice President and Acting President and, upon the hiring of a President by CastlePoint Re, to serve as Executive Vice President, Marketing of CastlePoint Re. Mr. Beitz has served as the President of CastlePoint Re since November 1, 2006. Mr. Beitz previously entered into an employment agreement with CastlePoint Management to serve as its President, and Mr. Robert Hedges previously entered into an employment agreement with CastlePoint Re to serve as its President and Chief Underwriting Officer. However, in May 2006, Mr. Hedges resigned from CastlePoint Re for personal reasons. Mr. Hedges has returned to CastlePoint, as an underwriter employed by CastlePoint Management, in January 2007. The previous employment agreements of Messrs. Beitz and Hedges have been terminated.

         The term of service under the agreements of each of Messrs. Weiner and Beitz continues for one year, from April 4, 2006, followed by automatic additional one-year renewal terms unless a notice not to extend the term is provided by us or the employee at least three months prior to the end of the initial or renewal term. Messrs. Weiner and Beitz received a minimum annual base salary of $276,000, $195,000 respectively, and an annual incentive bonus, to be determined by the Compensation Committee, with a target bonus of 30% and 30%, respectively, of the annual base salary. Each salary and target annual bonus are subject to review for increase at the discretion of the Compensation Committee, however, they cannot be decreased below the salaries and target bonus percentages stated above. Messrs. Weiner and Beitz have each received an option to purchase 128,750 and 39,000 respectively, of our common shares at an exercise price of $10.00 per share. The options will vest in installments over a period of three and a half years and are subject to the terms and conditions of our 2006 Long-Term Equity Compensation Plan and an option agreement thereunder. Each of Messrs. Weiner and Beitz may also participate in our 2006 Long-Term Equity Compensation Plan and our other long-term incentive plans thereafter.

         If the employment of any of Messrs. Weiner and Beitz terminates due to disability or death, the designated beneficiary or administrator, as applicable, of the terminated employee is entitled to accrued salary through the termination date and a prorated target annual bonus for the year of termination. Additionally, all equity-based awards of the terminated employee will immediately vest and their stock options will remain exercisable for three years after the date employment terminates (or until the last day of the stock option term, whichever occurs first).

         If we terminate the employment of any of Messrs. Weiner and Beitz for cause, which includes gross negligence or gross misconduct, conviction of, or pleading nolo contendere to, a crime involving moral turpitude or a felony, all of our obligations under the agreement cease. The terminated employee will only be entitled to receive his accrued base salary and all outstanding equity-based awards will be forfeited.

         If any of Messrs. Weiner and Beitz voluntarily terminates their employment agreement with us without good reason and not due to death, disability or retirement, all of our obligations under the agreement will cease, and the terminated employee will be entitled to receive accrued base salary plus a prorated target annual bonus for the year of termination. In the case of voluntary termination, the terminated employee will have three months (or until the last day of the stock option term, whichever occurs first) to exercise any vested stock options. All unvested equity-based awards will be forfeited.

         If we terminate the employment of any of Messrs. Weiner and Beitz without cause or if any of them terminates his employment with good reason, as defined in the employment agreement, then the terminated employee is entitled to
(1) his accrued base salary and a prorated target annual bonus for the year of termination, (2) a cash severance payment equal to 50% (100% if the employee has been employed at least three years with Tower and us when his employment terminates) of the sum of his annual base salary and his target annual bonus,
(3) the continuation of health and welfare benefits for six months (one year if the employee has been employed at least three years with Tower and us when his employment terminates) and (4) three months (or until the last day of the stock option term, whichever occurs first) to exercise any vested stock options. All unvested equity-based awards will be forfeited. If we terminate the employment agreement without cause, or if any of Messrs. Weiner and Beitz terminates his employment with good reason, or in anticipation of, or within the 24-month period following, a change in control as defined in the employment agreement, the terminated employee is entitled to receive the foregoing benefits and is also entitled to immediate vesting of his previously unvested equity-based awards. The employment agreements also provide for an excise tax gross-up payment if payments received under the agreement and other payments received under other agreements or employee benefit plans in connection with a change of control of our company result in the imposition of a golden parachute excise tax under Section 4999 of the Code.

         If any of Messrs. Weiner and Beitz retires, each receives his accrued base salary through the termination date, applicable retiree benefits, if any, and his equity-based awards become vested and stock options will remain exercisable for the full option term. Messrs. Weiner and Beitz will be eligible to retire for purposes of their respective employment agreements upon attainment of age 62.

         Messrs. Weiner and Beitz are also subject under the terms of their respective employment agreements to non-competition provisions in Bermuda and the states of New York and New Jersey and non-solicitation and non-interference covenants for a period of six months after the termination of their employment (or one year if employed by Tower and us for at least three years and if the executive receives severance payments), along with ongoing confidentiality and non-disclosure requirements. The non-compete provision does not prohibit the executives from working for Tower and its affiliates after termination of employment with us.

         Mark Dale. Mr. dale resigned as President of CastlePoint Management in December, 2006. In July 2006, we hired Mark Dale to serve as the President of CastlePoint Management, with a minimum annual base salary of $350,000, a one-time signing bonus of $75,000 and an annual target bonus of 30% of the base salary. We also offered Mr. Dale an opportunity to participate in our 2006 Long-Term Equity Compensation Plan and, upon approval of our Compensation Committee, a grant of restricted shares valued at $150,000. Other benefits we offered to Mr. Dale included a reimbursement of relocation expenses of up to $35,000, and severance equal to twelve (12) months' salary in the event Mr. Dale's employment is terminated for reasons other than based upon performance issues or for cause (defined as material violation of employment policy, fraudulent or criminal behavior or insubordination). Mr. Dale accepted employment with us; however, he subsequently resigned as the President of CastlePoint Management in December 2006, and in connection with such resignation, Mr. Dale will receive a total of $350,000 in in accordance with his employment offer letter, as described in the next paragraph.

         In January 2007, CastlePoint Management entered into a consulting agreement and release with Mr. Dale, pursuant to which he has agreed to resign all directorships and officerships with CastlePoint Management effective December 7, 2006, and serve in an advisory role to CastlePoint Management during the period of December 10, 2006 through March 31, 2007. Pursuant to this agreement, Mr. Dale agreed to make himself reasonably available for at least twenty hours per week to provide advice and counsel as requested by CastlePoint Management regarding specialty program insurance business marketing and underwriting. Mr. Dale is entitled to receive his annual base salary and all employee benefits through March 31, 2007, and also payments of $125,092.96 on April 15, 2007 and June 30, 2007. Under the terms of the consulting agreement and release, Mr. Dale is subject to confidentiality provisions, and a non-solicitation covenant for a period of approximately twelve months. In addition, Mr. Dale has agreed to acknowledge full and complete satisfaction of, and release and discharge CastlePoint Management, its subsidiaries and affiliates from, any claims, except for claims against CastlePoint Management in connection with the consulting and release agreement with Mr. Dale or claims for benefits under employee benefit programs or worker compensation programs. Mr. Dale also has agreed that he will not file any charge, complaint, claim or lawsuit of any kind in connection with any claim released under the consulting agreement and release.

         2006 Long-Term Equity Compensation Plan

         Our Board and Tower, as our sole shareholder at the time, approved our 2006 Long-Term Equity Compensation Plan in February 2006 (the "Plan"). The Plan is intended to advance our interests and those of our shareholders by providing a means to attract, retain and motivate employees and directors upon whose judgment, initiative and efforts and our continued success, growth and development is dependent. The Compensation Committee administers the Plan and makes all decisions with respect to the Plan. The Compensation Committee is composed solely of independent directors. The persons eligible to receive awards under the Plan include our directors, officers, employees and consultants and those of our subsidiaries.

         The Plan provides for the grant to eligible employees, directors and consultants of stock options, stock appreciation rights, restricted shares, restricted share units, performance awards, dividend equivalents and other share-based awards.

         The Compensation Committee selects the recipients of awards granted under the Plan and determines the dates, amounts, exercise prices, vesting periods and other relevant terms of the awards. Option awards may be either incentive stock awards or non-qualified stock options. Stock appreciation rights may be issued in tandem with stock options or on a free-standing basis and may be settled in cash or by the delivery of common shares. The maximum number of shares currently reserved for issuance under the Plan is 1,735,021 common shares, but the maximum number of shares with respect to which awards of performance awards, restricted shares, restricted share units and other awards may be issued is 1,500,000 shares and the maximum number of shares with respect to which awards of incentive stock options may be issued is 1,500,000. In addition, the maximum number of shares with respect to which options, stock appreciation rights and restricted stock awards may be issued during a calendar year to any eligible employee is 500,000 for which section 162(m) treatment is applicable, respectively, and the maximum number of shares with respect to which restricted stock units, performance shares and other awards may be issued during a calendar year to any eligible employee is 250,000, respectively, and the maximum cash award that may be awarded in any one year to any one employee is $5 million. The maximum amount of dividends paid in respect of awards or dividend equivalents is $300,000 during a calendar year. The Plan contains provisions intended to make it easier for awards to the CEO and the four most highly compensated officers when ranked by pay to comply with exceptions to the $1 million dollar annual limit under Section 162(m) of the Code on the deductibility of compensation paid to such officers to the extent applicable.

         At the closing of our private offering in April 2006, we granted the following options to purchase our common shares with an exercise price of $10.00 per share: options to purchase 840,000 of our common shares granted to Mr. Lee, representing 2.6% of our outstanding common shares on a fully-diluted basis; and options to purchase approximately 286,166 shares granted to our non-employee directors (including Mr. Doyle, who served as one of our three non-employee directors at the time of such grant) and certain officers of our company and our subsidiaries (including option awards to Messrs. Weiner, Beitz and Dulligan described above, and an award of 43,500 options to Mr. Hedges which he subsequently forfeited upon resignation from CastlePoint Re), representing in the aggregate 0.9% of our outstanding common shares on a fully-diluted basis.

         In addition, in January and February 2007, the Compensation Committee approved additional options that were issued at the time of our IPO, and the Compensation Committee granted options to a new employee in April, 2007. See table entitled "Grants of Plan-Based Awards in 2007" under "--Compensation" above.

         The Compensation Committee determines the pricing of awards granted under the plan as of the date the award is granted. Stock option and stock appreciation rights have an exercise price or grant price equal to fair market value on the date of grant of an award. The Compensation Committee determines the vesting schedule of awards granted under the plan. Recipients of awards may exercise awards at any time after they vest and before they expire, except that no awards may be exercised after ten years from the date of grant. Awards are generally not transferable by the recipient during the recipient's life. Awards granted under the plan are evidenced by either an agreement that is signed by us and the recipient or a confirming memorandum issued by us to the recipient setting forth the terms and conditions of the awards. The Compensation Committee may allow a participant to defer receipt of amounts that would otherwise be provided to a participant under the Plan. Award recipients and beneficiaries of award recipients have no right, title or interest in or to any shares subject to any award or to any rights as a shareholder, unless and until shares are actually issued to the recipient. Upon the occurrence of a change of control, as defined in the Plan, all outstanding options and stock appreciation rights become exercisable, restrictions on restricted stock awards, restricted stock units or other awards lapse and performance shares and other awards (if performance based) are deemed earned at the target level.

         The Plan does not affect any other incentive compensation plan we adopt and does not preclude us from establishing any other incentive compensation plans for our directors, officers, employees or consultants.

         The Plan will terminate only after all shares subject to the Plan have been purchased or acquired according to the Plan's provisions. However, an incentive stock option may not be granted after ten years from the date of its initial adoption by our Board.

         For more information regarding the Plan, please see "Shareholder Actions - 2006 Long-Term Compensation Plan on page 17 of this proxy statement.

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         Our independent directors are, and we expect that they will continue to be, the only members of our Compensation Committee. With the exception of Michael H. Lee, who is a member of the boards of directors of both our company and Tower, none of our executive officers serves as a member of the Board of Directors or compensation committee of any entity that has one or more of its executive officers serving as a member of our Board of Directors or compensation committee. Mr. Gregory T. Doyle was previously a director of Tower and on the compensation committee of Tower until his resignation in April 2006 when he joined the CastlePoint Board of Directors. From April 2006 to October 2006, Mr. Doyle was a member of the compensation committee, as well as nominating and corporate governance committee and audit committee of our Board of Directors. Since October 2006, Mr. Doyle has been the President of our company, and remains a director of our company, but is no longer a member of the Compensation Committee, Nominating and Corporate Governance Committee or Audit Committee of our Board.

    RELATED PARTY TRANSACTIONS INCLUDING TRANSACTIONS WITH TOWER GROUP, INC.

         We were incorporated on November 16, 2005. In connection with our formation and capitalization, we issued 2,555,000 of our common shares, representing at the time of the issuance 100% of our outstanding common shares, to Tower in consideration of its investment of $15.0 million in us. The common shares held by Tower currently represent 6.6% of our outstanding common shares. We also issued, effective April 6, 2006, ten-year warrants to Tower to purchase an additional 1,127,000 of our common shares at an exercise price of $10.00 per share, which shares represent 2.7% of our common shares on a fully-diluted basis. . The shares held by Tower, together with the shares issuable upon exercise of the Tower warrants, currently represent 9.0% of our outstanding common shares on a fully-diluted basis. All of Tower's warrants will expire in 10 years from the date of issuance. To the extent Tower exercises all or part of its warrants, our common shares issued upon such exercise will be subject to "lock-up" restrictions preventing transfer by Tower of any such shares for three years from the date of issuance of such warrants. Tower incurred on our behalf specific operating costs in the first quarter of 2006 in the amount of $0.3 million, although this amount does not reflect the full value of Tower's sponsorship of CastlePoint. The warrants were issued to Tower in recognition of the full value received from Tower as our sponsor, which included the development of our business strategy, the development of the private offering to raise initial funds for our operations, and the transfer of certain executives to us. The 1,127,000 common shares issuable upon exercise of the warrants represent 2.7% of our common shares outstanding on a fully diluted basis, and such number of shares is what we believed would be an acceptable percentage of common shares to grant to Tower upon exercise of the warrants to compensate Tower for its contributions to us.

         As described elsewhere, Michael H. Lee, the Chairman of the Board and Chief Executive Officer of CastlePoint Holdings and the Chief Executive Officer of each of CastlePoint Management and CastlePoint Insurance Company, is also Chairman of the Board, President and Chief Executive Officer of Tower. In addition, we or our subsidiaries entered into a number of business agreements with Tower, described below, and entered into employment agreements with Michael
H. Lee; Gregory T. Doyle, the President and director of each of CastlePoint Holdings, CastlePoint Management and CastlePoint Insurance Company, and a director of CastlePoint Re; Joel S. Weiner, the Chief Financial Officer, Senior Vice President and director of CastlePoint Holdings, CastlePoint Management, CastlePoint Re and CastlePoint Insurance Company; and James Dulligan, Vice President and Controller, and director of CastlePoint Management, and Vice President, Treasurer and Controller of CastlePoint Insurance Company. We also granted to Messrs. Lee, Weiner and Beitz certain other officers and employees options under our 2006 long-term equity compensation plan. Additional information concerning the employment agreements and the options granted to these persons is set forth in the section captioned "Management--Compensation."

         Michael H. Lee, the Chairman of the Board and Chief Executive Officer of CastlePoint Holdings and the Chief Executive Officer of CastlePoint Management, is also Chairman of the Board, President and Chief Executive Officer of Tower. Mr. Lee purchased 500,000 of our common shares in the private offering, at $10.00 per share, for investment purposes and an additional 144,138 shares, either directly or indirectly, at $14.50 per share at the time of the IPO. Gregory T. Doyle, also purchased 5,000 common shares offered in the private offering at $10.00 per share, for investment purposes. Further, Joel S. Weiner purchased 25,000 of our common shares offered in the private offering, at $10.00 per share, for investment purposes, and 7,200 shares at the IPO at $14.50 per share. Mr. Beitz purchased 7,000 shares at the IPO for $14.50 per share. In addition, certain other members of our management team and certain other persons who have a relationship with our company or our management also purchased an aggregate of 602,000 common shares in the private offering. The common shares purchased by each of our directors and executive officers are subject to a lock-up agreement.

         CastlePoint Management employs Mrs. Helen H. Lee, the wife of Michael
H. Lee, who is a licensed insurance agent, as a part-time employee in connection with the services that CastlePoint Management has agreed to provide under the program management agreements with Tower and certain of its subsidiaries. Mrs. Lee also is an employee of Tower.

         In December 2006, we purchased $40 million of non-cumulative convertible perpetual preferred stock of Tower and entered into a registration rights agreement with Tower, pursuant to which Tower granted CastlePoint Re registration rights with respect to both the non-cumulative convertible perpetual preferred stock and the common stock into which the non-cumulative convertible perpetual preferred stock may be converted. The non-cumulative convertible perpetual preferred stock was subsequently redeemed by Tower in January 2007 for $40 million plus accrued diviends.

         The headquarters of CastlePoint Management and CastlePoint Insurance Company in New York are sub-leased from Tower at cost.

         On December 4, 2006, we purchased CastlePoint Insurance Company, our U.S. licensed insurance company, from Tower for its then statutory surplus plus $350,000.

         We have granted registration rights to Tower, and to FriedmanBillingsRamsey for its benefit and the benefit of the investors in the private offering. In accordance with our obligations under the related registration rights agreement, we filed with the SEC a shelf registration statement (No. 333-134628) that provides for the resale of our common shares sold in the private offering. That shelf registration statement declared effective May 22, 2007.

         During 2006, the Company entered into a number of agreements with Tower, which are described below:

         We entered into a master agreement with Tower and certain of its subsidiaries, pursuant to which we agreed to cause certain of our subsidiaries, after they are incorporated or acquired, as the case may be, to enter into certain reinsurance agreements and pooling agreements as soon as practicable after any required regulatory approvals and third party consents are obtained. Pursuant to the master agreement, CastlePoint Re initially entered into three traditional quota share reinsurance agreements with Tower's insurance companies, and CastlePoint Management also entered into a service and expense sharing agreement with Tower and certain of its subsidiaries, and a program management agreement with Tower's insurance companies.

         Pursuant to the master agreement, CastlePoint Re or CastlePoint Management initially in April 2006, entered into the following agreements and arrangements with Tower:

     o an amended and restated brokerage business quota share reinsurance agreement between CastlePoint Re and Tower Insurance Company of New York and Tower National Insurance Company;

     o an amended and restated traditional program business quota share reinsurance agreement between CastlePoint Re and Tower Insurance Company of New York and Tower National Insurance Company;

     o an amended and restated specialty program business and insurance risk-sharing business quota share reinsurance agreement between CastlePoint Re and Tower Insurance Company of New York and Tower National Insurance Company;

     o a service and expense sharing agreement between CastlePoint Management and Tower and certain of its subsidiaries, pursuant to which we can purchase from them insurance company services at cost and market these services to our program underwriting agents on an unbundled basis. We share with Tower 50% of the profits and losses generated from these services; and

     o a program management agreement between CastlePoint Management and Tower Insurance Company of New York and Tower National Insurance Company whereby CastlePoint Management was appointed to perform certain underwriting and claims services with respect to the specialty program business and insurance risk-sharing business, such as soliciting, underwriting, quoting, binding, issuing and servicing of insurance policies. In circumstances where CastlePoint Management cannot fully perform these functions on its own, CastlePoint Management plans to delegate authority to the program underwriting agents or to purchase services from Tower under the service and expense sharing agreement.

         The service and expense sharing agreement and the program management agreement that CastlePoint Management initially entered into were amended to provide for an agreement for services rendered to CPM by TICNY and for services rendered to TICNY by CPM. a

         In addition, CastlePoint Re currently reinsures 50% of the ceded first property excess of loss layer, 30% of the ceded second property excess of loss layer and 50% of the ceded first multiline excess of loss layer under Tower's 2007 property and casualty excess of loss reinsurance agreements. Further, CastlePoint Re participated as of July 1, 2006 as a reinsurer in a property catastrophe excess of loss reinsurance agreement with two of Tower's insurance companies at a level of 30% of the first three layers of that agreement.

         Pursuant to the master agreement, we also entered into the following pooling agreements and pool management agreements with Tower Insurance Company of New York, subject to required regulatory approvals:

     o a brokerage business pooling agreement between CastlePoint Insurance Company and Tower Insurance Company of New York;

     o a traditional program business pooling agreement between CastlePoint Insurance Company and Tower Insurance Company of New York; and

     o a specialty program business pooling agreement between CastlePoint Insurance Company and Tower Insurance Company of New York.

     o a brokerage business pool management agreement between CastlePoint Insurance Company and Tower Insurance Company of New York;

     o a traditional program business pool management agreement between CastlePoint Insurance Company and Tower Insurance Company of New York; and

     o a specialty program business pool management agreement between CastlePoint Insurance Company and Tower Insurance Company of New York.



         In May 2007, in lieu of these pooling agreements and related pool management agreements, we and Tower agreed to implement, subject to regulatory approval, alternative insurance risk-sharing arrangements for the brokerage business, traditional program business and specialty program business, which consists of the following agreements: (1) a business management agreement whereby Tower Risk Management Corp. will manage CastlePoint Insurance Company with respect to brokerage business written through CastlePoint Insurance Company; (2) use of the existing program management agreements by which

CastlePoint Management Corp. will manage traditional and specialty program business written through Tower insurance company subsidiaries; (3) three sets of mutual aggregate excess of loss reinsurance agreements whereby CastlePoint Insurance Company will reinsure Tower insurance company subsidiaries for the three types of business and Tower insurance company subsidiaries will reinsure CastlePoint Insurance Company for a specified percentage of losses above a specified loss ratio; and (4) CastlePoint Insurance Company will become an assuming reinsurer (with CastlePoint Re) under the existing brokerage business quota share reinsurance agreement.


         In addition, the master agreement contemplated that, subject to obtaining any required regulatory approvals and third party consents, CastlePoint Insurance Company and Tower would enter into any necessary policy transfer agreements in order for CastlePoint Insurance Company to write the traditional program business that Tower has historically written and for CastlePoint Re to become a reinsurer under an assumed quota share reinsurance agreement between Tower and Accident Insurance Company. CastlePoint Re is a reinsurer under that assumed reinsurance treaty effective April 1, 2006.

         Further, we and Tower agreed that, with respect to any insurance companies Tower may acquire during the term of our master agreement, subject to the receipt of any necessary regulatory approvals, if Tower desires to cause these insurance companies to effect loss portfolio transfers, we will have a right of first refusal to assume such companies' historical losses pursuant to a loss portfolio transfer agreement, which must be on mutually acceptable market competitive terms.

         The total amount of payments from the Company to Tower in 2006 pursuant to the foregoing agreements totaled $ , and the total amount of payments from
Tower to Company pursuant to the foregoing agreements totaled $   .



SECTION 16 REPORTING COMPLIANCE

         This is inapplicable for 2006, as we were not subject to the requirements of Section 16 prior to our IPO, which occurred on March 22, 2007.

                                                                    Appendix "A"
                                                                    --------


                           CASTLEPOINT HOLDINGS, LTD.



                         CHARTER OF THE AUDIT COMMITTEE
                            OF THE BOARD OF DIRECTORS
                          OF CASTLEPOINT HOLDINGS, LTD.


         This Charter of the Audit Committee (this "Charter") has been adopted by the Board of Directors (the "Board") of CastlePoint Holdings, Ltd. (the "Company"). The Audit Committee (the "Committee") shall review and reassess this Charter annually and recommend any proposed changes to the Board for approval.


A.       Membership

1. Number and Qualifications: The Committee shall consist of the number of independent directors that are members of the Board, which shall be fixed from time to time by the Board, but shall be no fewer than three
         (3) directors. Each Committee member shall meet the independence requirements of The NASDAQ Stock Market and of the United States Securities and Exchange Commission (the "SEC"), as determined by the Board, and any other requirements set forth in applicable laws, rules and regulations. All Committee members shall in the judgment of the Board have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements, including the Company's balance sheet, income statement and cash flow statement. At least one (1) Committee member shall have past employment experience in finance or accounting, requisite professional certification in accounting or any other comparable experience or background, which results in such member's financial sophistication. At least one (1) Committee member shall in the judgment of the Board be an "audit committee financial expert" as such term is defined by the SEC. No Committee member shall have participated in the preparation of the financial statements of the Company or any current subsidiary of the Company at any time during the three (3) years prior to the proposed appointment of such member to the Committee.

2. Appointment and Removal: Committee members shall be appointed annually by a majority vote of the Board on the recommendation of the Nominating and Corporate Governance Committee. Each prospective Committee member shall carefully evaluate existing time demands before accepting Committee membership. The Committee members may be removed, with or without cause, by a majority vote of the Board.

                  The Committee shall include a Committee Chair. The Committee Chair shall be appointed by a majority vote of the Board. The Committee Chair shall be entitled to chair all regular sessions of the Committee, add topics to the agenda, and cast a vote to resolve any ties. In the absence of the Committee Chair, the majority of the members of the Committee present at a meeting shall appoint a member to preside at the meeting.

3. Compensation: No member of the Committee shall receive compensation other than (i) director's fees for service as a director of the Company, including reasonable compensation for serving on the Committee and (ii) a pension or similar compensation for prior service with the Company, provided that such compensation is not contingent on continued or future service to the Company.

B.       Purpose

         The purpose of the Committee is to assist the Board in its oversight of the Company's accounting and financial reporting processes and the audits of the Company's financial statements, including (i) the quality and integrity of the Company's financial statements, (ii) the Company's compliance with legal and regulatory requirements, (iii) the independent auditors' qualifications and independence and (iv) the performance of the Company's internal audit functions and independent auditors, as well as other matters which may come before it as directed by the Board. In fulfilling its purpose, the Committee shall maintain free and open communication with the Company's independent auditors, internal auditors and management.

C.       Duties and Responsibilities

         In furtherance of its purpose, the Committee shall have the following duties and responsibilities:


         Financial Statement and Disclosure Matters

          1. To review major issues regarding accounting principles, policies, practices and judgments and financial statement presentations, including (i) any significant changes to the Company's selection or application of accounting principles, (ii) the adequacy and effectiveness of the Company's internal control over financial reporting and (iii) any special audit steps adopted in light of control deficiencies.

          2. To discuss with management and the independent auditors the Company's annual audited financial statements and quarterly financial statements, including the Company's disclosures under "Management's Discussion and Analysis of Financial Conditions and Results of Operations," together with the results of the independent auditor's annual audit or interim financial review and any report or annual required actuarial opinion rendered in connection therewith, as the case may be, prior to filing or distribution.

          3. If the Company becomes a publicly traded company in the United States, to recommend to the Board whether the audited financial statements and accompanying notes should be included in the Company's annual report on Form 10-K.

          4. If the Company becomes a publicly traded company in the United States, to prepare and approve the audit committee report required to be included in the Company's annual proxy statements pursuant to the proxy rules promulgated by the SEC or, if the Company does not file a proxy statement, in the Company's annual report.

          5. To discuss with the independent auditors reports from management and the independent auditors regarding (i) all critical accounting policies and practices used by the Company, (ii) all material alternative accounting treatments within GAAP that have been discussed with management, including the ramifications of the use of such alternative treatments and the treatment preferred by the accounting firm and (iii) other material written communications between the accounting firm and management.

          6.   To discuss  with  management  and the  independent  auditors  the
               independent   auditors'   judgments   about   the   quality   and
               appropriateness of the Company's accounting principles and underlying estimates in its financial statements.

          7.   To review the effect of regulatory and accounting initiatives and
               off-balance   sheet   structures  on  the   Company's   financial
               statements.

          8. To review the type and presentation of information to be included in the Company's earnings press releases, paying particular attention to any use of "pro forma" or "adjusted" non-GAAP information, as well as review and discuss earnings press releases and any financial information and earnings guidance provided to analysts and rating agencies.

          9. To discuss periodically with the Company's CEO and CFO (i) all significant deficiencies in the design or operation of internal controls which could adversely affect the Company's ability to record, process, summarize and report financial data, (ii) any significant changes in internal controls, including internal control over financial reporting, or other factors that could significantly affect such internal controls, including any corrective actions with regard to significant deficiencies and material weaknesses and (iii) any fraud involving management or other employees who have a significant role in the Company's internal controls.

          10. To discuss with management and the independent auditors the Company policies with respect to risk assessment and risk management and review contingent liabilities and risks that may be material to the Company and major legislative and regulatory developments with could materially impact the Company's contingent liabilities and risks. To discuss with the appropriate officers of the Company the major financial risk exposures of the Company and the steps management has taken to monitor and control such exposures.

          11. To review the internal control reports of management prepared pursuant to the rules and regulations of the SEC promulgated under the Sarbanes-Oxley Act of 2002 prior to filing with the SEC if the Company becomes a publicly traded company in the United States.

               Oversight of the  Company's  Relationship  with  the  Independent
               -----------------------------------------------------------------
               Auditor
               -------

          12. To appoint (subject to shareholder ratification), retain, compensate, evaluate and oversee the independent auditors engaged for the purpose of preparing or issuing an audit report or related work or performing other audit, review or attest services for the Company, and to resolve any disagreements between management and the independent auditors. To approve in advance, or, in the alternative, to establish and periodically review pre-approval policies and procedures for all audit engagement fees and terms, including the retention of the independent auditors for any significant permissible non-audit engagement or relationship. To have direct responsibility for the oversight of the independent auditors. The Committee shall inform each registered public accounting firm performing work for the Company that such firm shall report directly to the Committee. The Committee may terminate the independent auditors in its sole discretion (subject to shareholder ratification).

          13. To consider, on an annual basis, the independence of the independent auditors by (i) discussing with the independent auditors any disclosed relationships between the auditors and the Company or any other relationships that may adversely affect the objectivity or independence of the independent auditor, (ii) discussing with the independent auditors any services provided to the Company or any other services that may adversely affect the objectivity and independence of the independent auditor and (iii) taking, or recommending that the full Board take, appropriate action to oversee the objectivity and independence of the independent auditors.

          14. To annually evaluate the experience, qualifications, performance and independence of the independent auditors, including their lead partners. To assure the regular rotation of the audit partners, including the lead and concurring audit partners, as required by applicable laws, rules and regulations. To consider whether there should be regular rotation of the independent auditors. The Committee should take into account the opinions of management and the internal auditors in its evaluation of the independent auditors.

          15. To establish clear guidelines for the hiring of current or former employees of the Company's independent auditors.

          16. To review with the independent auditors (i) their audit plan, including its scope, staffing, locations, reliance upon management and general audit approach; (ii) any audit problems or difficulties, together with management's responses, including any restrictions on the scope of the independent auditors' activities or on access to requested information, and any significant disagreements with management and (iii) any questions, comments or suggestions the independent auditors may have relating to the internal controls and accounting practices and procedures of the Company and its subsidiaries.

          17. To obtain and review, on an annual basis, a formal written report from the independent auditors describing (i) the auditing firm's internal quality control procedures; (ii) any material issues raised within the preceding five (5) years by the auditing firm's internal quality-control reviews, peer reviews, or any governmental or other inquiry or investigation relating to any independent audit conducted by the auditing firm, and the steps taken to deal with such issues; and (iii) all relationships between the independent auditors and the Company, as contemplated by Independence Standard Board Standard Number 1.

          18. To ensure that no improper influence on the independent directors is exerted by any officers or directors of the Company or any person or entity acting under their direction.

          19. To discuss with the independent auditors and management, as appropriate, any items required to be communicated by the independent auditors in accordance with Statement on Auditing Standards No. 61 not otherwise addressed in this Charter.


         Oversight of the Company's Internal Audit Function
         --------------------------------------------------

         20. To discuss and approve the appointment and replacement of the internal auditors.

         21. To review and discuss with the internal auditors significant reports that the internal auditors prepare for management as well as management's responses to those reports.

         22. To discuss with management and the independent auditors the responsibilities, budget, staffing and qualifications of the internal auditors and any recommended changes in the planned scope of the internal audit. The internal audit function, which may be outsourced to a third-party service provider other than the independent auditors, is intended to provide management and the audit committee with ongoing assessments of the Company's risk management processes and system of internal control over financial reporting.

         Review of Related Party Transactions and Conflicts of Interest
         --------------------------------------------------------------

          23. To review and approve all related party transactions (and subsequent modifications thereto) that would be required to be disclosed pursuant to Item 404 of Regulation S-K promulgated by the SEC and all transactions with major shareholders, including, without limitation, Tower Group, Inc. In addition, to review all such transactions and related agreements or arrangements, and subsequent modifications thereto, for actual or potential conflict of interest situations on an ongoing basis.

          24. Obtain reports from management, the Company's internal auditors and the independent auditors that the Company and its subsidiaries and affiliated entities are in conformity with applicable legal requirements and the Company's Code of Business Conduct and Ethics. Advise the Board with respect to the Company's policies and procedures regarding compliance with applicable laws and regulations and with the Company's Code of Business Conduct and Ethics.

          25. Review and investigate any matters pertaining to the integrity of management, including conflicts of interest, or adherence to the Company's Code of Business Conduct and Ethics.


         Compliance Oversight Responsibilities
         -------------------------------------

         26. To review with management, including the Company's legal counsel, the independent auditors, and the internal auditors on a quarterly basis, or more frequently as the Committee may deem necessary or appropriate to comply with its duties and responsibilities as set forth herein, any legal matters that could have a significant impact on the Company's financial statements or the Company's compliance with applicable laws, rules and regulations, any breaches of fiduciary duties and any inquiries received from regulators or governmental agencies.

         27. To establish and maintain procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters, including procedures for the confidential and anonymous submission by the Company's employees of concerns regarding questionable accounting or auditing matters.

         28.  To  conduct   any   investigation   appropriate   to  fulfill  its
              responsibilities with the authority to have direct access to the independent auditors, as well as any person in the Company.

         29. To perform any other activities consistent with this Charter, the Company's Memorandum of Association and Bye-Laws, as well as applicable law as the Committee or the Board deems necessary or appropriate.

         30. To review and discuss with management and the independent auditors any correspondence with regulators or governmental agencies and any published reports and employee complaints concerning accounting or auditing matters which raise material issues regarding the Company's financial statements or accounting policies.


         Other
         -----

         31. To approve ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

         32. To maintain flexibility in carrying out the Committee's responsibilities, policies and procedures. The Committee should remain flexible, in order to best react to changing conditions and circumstances. The Committee should take appropriate actions to set the overall corporate "tone" for quality financial reporting, sound business risk practices and ethical behavior free of conflicts of interests.

         33. To keep abreast of new accounting and reporting standards promulgated by the Public Company Accounting Oversight Board, the FASB, the SEC and other relevant standard setting bodies, which are applicable to the Company.

D.       Limitation of Audit Committee's Role

         While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the independent auditors.

E.       Meetings

         The Committee shall meet at least quarterly, or more frequently as it may deem necessary or appropriate, to comply with its duties and responsibilities as set forth herein, and all Committee members shall strive to attend all Committee meetings. The Committee meetings shall follow a set agenda established by the Committee.

         The Committee Chair may call a Committee meeting upon notice to each other Committee member prior to the meeting. A majority of the Committee members, acting in person or by proxy, shall constitute a quorum. The Committee shall be responsible for maintaining minutes and other applicable records of each Committee meeting. The Committee shall report its actions and recommendations to the Board at the next Board meeting after each Committee meeting.

         On a quarterly basis, the Committee shall meet separately and periodically with management, the independent auditors and those responsible for the internal audit functions to discuss any matter that the Committee or any of these groups believes may warrant Committee attention. The Committee shall also meet in an executive session as required.

F.       Funding and Outside Advisors

         The Committee, acting by majority vote, shall have the authority to retain, at the Company's expense, outside legal, accounting, actuarial or other advisors or experts it deems necessary to perform its duties. The Committee shall retain these advisors without seeking Board approval and shall have sole authority to approve related fees and retention terms.

         The Company shall provide for appropriate funding, as determined by the Committee, for payment of compensation to the independent auditors for the purpose of rendering or issuing an audit report or performing other audit, review or attest services and to any advisors employed by the Committee. In addition, the Company shall provide for the payment of ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

         Any communication between the Committee and legal counsel in the course of obtaining legal advice will be considered privileged communications of the

Company, and the Committee will take all necessary steps to pursue the privileged nature of those communications.

G.       Reports to the Board and Annual Committee Evaluation

         The Committee shall make regular reports to the Board. The Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval. The Committee shall evaluate its own performance against the requirements of this Charter and report the results of this evaluation to the Board.

Adopted: February 9, 2006